As filed with the Securities and Exchange Commission on January 9, 2009.
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
FILE NUMBER 811-04651
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)
☑ Filed by the Registrant
☐ Filed by a Party other than the Registrant
Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
JOHN HANCOCK STRATEGIC SERIES
(Name of Registrant as Specified in Its Charter)
JOHN HANCOCK STRATEGIC SERIES
(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (check the appropriate box):
☐ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or 14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).
☐ Fee paid previously with preliminary materials.
☑ No fee required.

John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Equity Trust
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Municipal Securities Trust
John Hancock Series Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series Fund
John Hancock World Fund
February 6, 2009
Dear Fellow Shareholder:
I am writing to ask for your assistance with an important matter involving your investment in one or more of the investment portfolios (the “Funds”) of the trusts listed above (the “Trusts”). You are being asked to vote on several proposed changes affecting the Funds. To consider and vote on these proposed changes, a Special Joint Meeting of Shareholders of the Trusts will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009, at 2:00 p.m., Eastern Time (the “Meeting”). We encourage you to read the attached materials in their entirety.
The enclosed proxy statement sets forth six proposals that you are being asked to vote on. The first proposal, a routine item, concerns the election of trustees. Routine items occur annually and make no fundamental or material changes to a fund’s investment objectives, policies or restrictions, or to the investment management contracts. The other proposals are not considered routine items. All six are summarized below:
The following is an overview of the proposals on which you are being asked to vote. You will find a detailed explanation of each proposal in the enclosed proxy materials.
Shareholders of all or most of the Funds are being asked to approve several proposals, including the following:
(1) Election of Trustees
You are being asked to elect eleven Trustees as members of the Board of Trustees of each Trust (a “Board”).
(2) New Form of Advisory Agreement
You are being asked to approve a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (“JHA” or the “Adviser”). The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex, primarily to clarify that the new Agreement covers only investment advisory services. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature.
The new form of Advisory Agreement will not result in any change in advisory fee rates or the level or quality of advisory services provided to the Funds, and is not expected to materially increase the Funds’ overall expense ratios. Other details and impacts of this proposal are described in the accompanying proxy statement.

(3) Revisions to or Elimination of Fundamental Investment Policies and Restrictions
You are being asked to approve various amended and restated fundamental investment policies and restrictions, as described in the proxy statement. This proposal is intended to conform and standardize many of the investment restrictions that apply to the Funds and other funds in the John Hancock Fund Complex. In addition, you are being asked to approve the elimination of fundamental investment restrictions for the various Funds that had been required under state “blue sky” regulations that are no longer in effect.
(4) Proposal to Change Certain Rule 12b-1 Plans
You are being asked to approve an amendment to change Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.
(5) Proposal adopting a Manager of Managers Structure
You are being asked to approve a “manager of managers” structure for certain Funds. This structure would allow JHA, with the approval of the applicable Board, to replace a Fund’s subadviser or materially amend the Fund’s investment subadvisory agreement without obtaining shareholder approval, subject to certain conditions. This effectively would allow JHA to hire and replace subadvisers to the Funds, subject to Board approval but without a Fund having to incur the cost and delay of holding a shareholder meeting to approve a new (or materially amend a current) investment subadvisory agreement for that Fund. Shareholders would, however, be notified of any changes to a Fund’s subadvisers. If shareholders of a Fund approve this proposal, the Fund would be able to implement a manager of managers structure.
(6) Revision to Merger Approval Requirements
You are being asked to approve an amendment to each Trust’s Declaration of Trust, as described in the proxy statement. This proposal is intended to modernize the Declarations of Trust by amending them in accordance with changes in Investment Company Act of 1940 Rule 17a-8. This proposal is intended to permit mergers of affiliated Funds without a shareholder vote in certain circumstances to reduce the need for affiliated Funds to incur the expense of soliciting proxies when a merger would not raise significant issues for shareholders.
We Need Your Vote of Approval
After careful consideration, each Board has unanimously approved each of the applicable proposals and recommends that shareholders vote “FOR” their approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details of the proposals. Each Board has fixed the close of business on January 23, 2009, as the record date for the determination of shareholders entitled to vote at the Meeting and any adjournments.
Your Vote Matters!
You are being asked to approve these proposals. No matter how large or small your Fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the number listed on your proxy card, via mail by returning the enclosed voting card or via the Internet by visiting www.jhfunds.com/proxy and selecting the appropriate Fund. I am confident that the proposed changes will help us better serve all of the Funds’ shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 a.m. and 7:00 p.m., Eastern Time. I thank you for your time and your prompt vote on these matters.
Sincerely,
/s/ Keith F. Hartstein
Keith F. Hartstein

John Hancock Funds, LLC, 601 Congress Street, Boston, MA 02210, Member FINRA, SIPC • John Hancock Advisers, LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK BOND TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
JOHN HANCOCK CAPITAL SERIES
JOHN HANCOCK CURRENT INTEREST
JOHN HANCOCK EQUITY TRUST
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK SERIES TRUST
JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK TAX-EXEMPT SERIES FUND
JOHN HANCOCK WORLD FUND
(the “Trusts”)
601 Congress Street
Boston, Massachusetts 02210
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
To the Shareholders of the Trusts:
Notice is hereby given that a Special Joint Meeting of Shareholders of all of the investment portfolios (the “Funds”) of the Trusts will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009 at 2:00 p.m., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. The Meeting will be held for the following purposes:

Proposal 1	Election of eleven Trustees as members of the Board of Trustees of each of the Trusts.

All shareholders of each Trust will vote separately on Proposal 1.

Proposal 2	Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC.

Shareholders of each Fund will vote separately on Proposal 2.

Proposal 3	Approval of revised fundamental investment restrictions regarding:

	(a)	Concentration;

	(b)	Diversification;

	(c)	Underwriting;

	(d)	Real estate;

	(e)	Loans; and

	(f)	Senior securities.

Shareholders of each Fund will vote separately on Proposal 3(a).

Shareholders of each Fund (except California Tax-Free Income Fund, Greater China Opportunities Fund, Health Sciences Fund, High Yield Municipal Bond Fund, International Classic Value Fund and U.S. Global Leaders Growth Fund) will vote separately on Proposal 3(b).

Shareholders of each Fund will vote separately on each of Proposals 3(c) through 3(f).

Approval of elimination of fundamental restrictions previously required under state “blue sky” laws:

	(g)	Oil, gas and mineral programs;

	(h)	Investment to exercise control;

	(i)	Trustee and officer ownership;

	(j)	Margin investment; short selling;

	(k)	Restricted securities;

1

(l) Pledging assets;

(m) Unseasoned companies;

(n) Loans to Trust officers and Trustees; and

(o) Warrants.

Shareholders of Government Income Fund and Money Market Fund will vote separately on each of Proposals 3(g) and 3(h).

Shareholders of Government Income Fund, Investment Grade Bond Fund, Large Cap Equity Fund and Money Market Fund will vote separately on Proposal 3(i).

Shareholders of Government Income Fund, Investment Grade Bond Fund, Large Cap Equity Fund, Money Market Fund and Regional Bank Fund will vote separately on Proposal 3(j).

Shareholders of Government Income Fund and Money Market Fund will vote separately on Proposal 3(k).

Shareholders of Balanced Fund, Bond Fund, Health Sciences Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Strategic Income Fund will vote separately on Proposal 3(l).

Shareholders of Large Cap Equity Fund will vote separately on each of Proposals 3(m) and 3(n).

Shareholders of Regional Bank Fund will vote separately on Proposal 3(o).

Proposal 4	Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

Applies to all Funds having Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and/or Class R5 shares. Shareholders of each such Fund will vote separately, and individually by share class, on Proposal 4.

Proposal 5	Proposal adopting a manager of managers structure.

Shareholders of each Fund (except Classic Value Fund II, International Classic Value Fund and Small Cap Fund) will vote separately on Proposal 5.

Proposal 6	Revision to merger approval requirements.

All shareholders of each Trust will vote separately on Proposal 6.
Any other business that may properly come before the Meeting.
Each Board of Trustees of the Trusts recommends that shareholders vote “FOR” all the Proposals.
Each shareholder of record at the close of business on January 23, 2009 is entitled to receive notice of and to vote at the Meeting.
Sincerely,
Thomas M. Kinzler
Secretary
February 6, 2009
Boston, Massachusetts

2

Your vote is important — Please vote your shares promptly.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:
(i)	completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.
In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.
INSTRUCTIONS FOR EXECUTING PROXY CARD
The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
Individual Accounts: Your name should be signed exactly as it appears on the proxy card.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.
All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.
INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
Read the enclosed Proxy Statement, and have your proxy card handy.
Call the toll-free number indicated on your proxy card.
Enter the control number found on the front of your proxy card. Follow the recorded instructions to cast your vote.
INSTRUCTIONS FOR VOTING BY INTERNET
Read the enclosed Proxy Statement, and have your proxy card handy.
Go to the Web site on the proxy card.
Enter the “control number” found on your proxy card.
Follow the instructions on the Web site. Please call the toll-free number indicated on your proxy card if you have any problems.

JOHN HANCOCK BOND TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
JOHN HANCOCK CAPITAL SERIES
JOHN HANCOCK CURRENT INTEREST
JOHN HANCOCK EQUITY TRUST
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK SERIES TRUST
JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK TAX-EXEMPT SERIES FUND
JOHN HANCOCK WORLD FUND
(the “Trusts”)
PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD APRIL 16, 2009

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
John Hancock Government Income Fund	John Hancock Financial Industries Fund
John Hancock High Yield Fund	John Hancock Regional Bank Fund
John Hancock Investment Grade Bond Fund	John Hancock Small Cap Equity Fund
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST III
John Hancock California Tax-Free Income Fund	John Hancock Greater China Opportunities Fund
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
John Hancock Classic Value Fund	John Hancock High Yield Municipal Bond Fund
John Hancock Classic Value Fund II	John Hancock Tax-Free Bond Fund
John Hancock International Classic Value Fund	JOHN HANCOCK SERIES TRUST
John Hancock Large Cap Select Fund	John Hancock Mid Cap Equity Fund
John Hancock U.S. Global Leaders Growth Fund	John Hancock Global Real Estate Fund
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
John Hancock Money Market Fund	John Hancock Bond Fund
JOHN HANCOCK EQUITY TRUST	JOHN HANCOCK STRATEGIC SERIES
John Hancock Small Cap Fund	John Hancock Strategic Income Fund
JOHN HANCOCK INVESTMENT TRUST	JOHN HANCOCK TAX-EXEMPT SERIES FUND
John Hancock Balanced Fund	John Hancock Massachusetts Tax-Free Income Fund
John Hancock Global Opportunities Fund	John Hancock New York Tax-Free Income Fund
John Hancock Large Cap Equity Fund	JOHN HANCOCK WORLD FUND
John Hancock Small Cap Intrinsic Value Fund	John Hancock Health Sciences Fund
John Hancock Sovereign Investors Fund

The following table summarizes which Funds (and share classes) are being asked to vote on a particular Proposal.

Proposal	Funds	Classes
1	All Funds	All Classes

2	All Funds	All Classes

3(a)	All Funds	All Classes

3(b)	Balanced Fund	All Classes
Bond Fund
Classic Value Fund
Classic Value Fund II
Financial Industries Fund
Global Opportunities Fund
Global Real Estate Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Large Cap Equity Fund
Large Cap Select Fund
Massachusetts Tax-Free Income Fund
Mid Cap Equity Fund
Money Market Fund
New York Tax-Free Income Fund
Regional Bank Fund
Small Cap Equity Fund
Small Cap Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
Strategic Income Fund
Tax-Free Bond Fund

3(c) to 3(f)	All Funds	All Classes

3(g) and 3(h)	Government Income Fund	All Classes
Money Market Fund

3(i)	Government Income Fund	All Classes
Investment Grade Bond Fund
Large Cap Equity Fund
Money Market Fund

3(j)	Government Income Fund	All Classes
Investment Grade Bond Fund
Large Cap Equity Fund
Money Market Fund
Regional Bank Fund

3(k)	Government Income Fund	All Classes
Money Market Fund

3(l)	Balanced Fund	All Classes
Bond Fund
Health Sciences Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Strategic Income Fund

3(m) and 3(n)	Large Cap Equity Fund	All Classes

3(o)	Regional Bank Fund	All Classes

4	All Funds	A, B, and C

	Balanced Fund	R1
Bond Fund
Classic Value Fund

Proposal	Funds	Classes
Classic Value Fund II
Large Cap Select Fund
Small Cap Equity Fund
Sovereign Investors Fund
Strategic Income Fund
U.S. Global Leaders Growth Fund
	Balanced Fund	R, R2, R3, and R4

5	Balanced Fund	All Classes
Bond Fund
California Tax-Free Income Fund
Classic Value Fund
Financial Industries Fund
Global Opportunities Fund
Global Real Estate Fund
Government Income Fund
Greater China Opportunities Fund
Health Sciences Fund
High Yield Fund
High Yield Municipal Bond Fund
Investment Grade Bond Fund
Large Cap Equity Fund
Large Cap Select Fund
Massachusetts Tax-Free Income Fund
Mid Cap Equity Fund
Money Market Fund
New York Tax-Free Income Fund
Regional Bank Fund
Small Cap Equity Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
Strategic Income Fund
Tax-Free Bond Fund
U.S. Global Leaders Growth Fund

6	All Funds	All Classes

JOHN HANCOCK BOND TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
JOHN HANCOCK CAPITAL SERIES
JOHN HANCOCK CURRENT INTEREST
JOHN HANCOCK EQUITY TRUST
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK SERIES TRUST
JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK TAX-EXEMPT SERIES FUND
JOHN HANCOCK WORLD FUND
(the “Trusts”)
601 Congress Street
Boston, Massachusetts 02210
PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD APRIL 16, 2009
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board” or “Trustees”) of each Trust of proxies to be used at a Special Joint Meeting of shareholders of the Trusts to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009 at 2:00 p.m., Eastern Time (the “Meeting”). Pursuant to the Agreement and Declaration of Trust of each Trust (the “Declaration of Trust”), each Board has designated January 23, 2009 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of Trusts held. This Proxy Statement is first being sent to shareholders on or about February 6, 2009.
Each of the Trusts is an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of each of the 14 Trusts being offered as of the Record Date were divided into series corresponding to a combined total of 29 portfolios (each a “Fund”). The Funds are named on the cover of this Proxy Statement.
Investment Management. John Hancock Advisers, LLC (“JHA” or the “Adviser”) serves as investment adviser for each Trust and each of the Funds. Pursuant to an investment advisory agreement with each Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. JHA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.
The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as each Fund’s distributor.
The offices of JHA and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

PROPOSAL 1 — ELECTION OF ELEVEN TRUSTEES AS MEMBERS OF THE BOARD OF TRUSTEES OF EACH TRUST
(All Funds)
Shareholders are being asked to elect each of the individuals listed below (the “Nominees”) as a member of each Board of Trustees of the Trusts. Nine of the Nominees currently are Trustees of each Trust and have served in that capacity continuously since originally elected or appointed. Two of the Nominees, Gregory A. Russo and John G. Vrysen, have not served as Trustees of any Trust, although Mr. Russo currently serves a Trustee of other funds managed by JHA or its affiliates. Because no Trust holds regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected.
The business and affairs of the Trusts, including of all the Funds, are managed under the direction of the Boards of the Trusts. The following table presents certain information regarding the current Trustees, as well as Nominees who are not currently serving as Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is an “interested person” (as defined in the 1940 Act) of a Trust (the “Interested Trustee”) and the Nominees who are not interested persons of a Trust (the “Independent Trustees”). As stated above, the 14 Trusts have a combined total of 29 separate Funds, and each Trustee oversees all Funds. In addition to the Funds, some Trustees also oversee other funds advised by JHA or JHA’s affiliates (collectively with the Funds, the “John Hancock Fund Complex”). As of December 31, 2008, the John Hancock Fund Complex consisted of 271 funds (including separate series of series mutual funds): John Hancock Trust (“JHT”) (112 funds); John Hancock Funds II (“JHF II”) (95 Funds); John Hancock Funds III (“JHF III”) (12 funds); and 52 other John Hancock funds (including the 29 Funds included in this proxy). Each Nominee’s business address is 601 Congress Street, Boston, Massachusetts 02210.
Interested Trustees

Number of Funds in
Name	Position		John Hancock Fund
(Birth	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
Year)	Trusts	During the Past 5 Years	Trustee/Nominee

James R. Boyle(1) (1959)	Trustee(2)	Executive Vice President, MFC (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (“JHLICO”) (since 2004); Chairman and Director, JHA, The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and the Distributor (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (“JHIMS”) (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (until 2004).(3)	267

Number of Funds in
Name	Position		John Hancock Fund
(Birth	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
Year)	Trusts	During the Past 5 Years	Trustee/Nominee

John G. Vrysen(1) (1955)	Nominee for Trustee Chief Operating Officer (since 2005)	Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, JHIMS, and John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF, JHF II, JHF III and JHT (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, MFC Global Investment Management (US), JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).	N/A

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	Mr. Boyle began service as a Trustee of the various Trusts in different years, as detailed in the table following the biographical information about the Trustees and Nominees.

(3)	Prior to January 1, 2005, JHLICO (U.S.A.) was named The Manufacturers Life Insurance Company (U.S.A.).
Independent Trustees/Nominees

			Number of Funds in
	Position(s)		John Hancock Fund
Name	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
(Birth Year)	Trusts	During the Past 5 Years	Trustee/Nominee

James F. Carlin (1940)	Trustee*	Director and Treasurer, Alpha Analytical Laboratories (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993-2003).	50

William H. Cunningham (1944)	Trustee*	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001); Director of the following: Hicks Acquisition Company 1, Inc. (since 2007); Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc.	50

Independent Trustees/Nominees

			Number of Funds in
	Position(s)		John Hancock Fund
Name	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
(Birth Year)	Trusts	During the Past 5 Years	Trustee/Nominee

		(college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah Jackson (1952)	Trustee (since 2008)	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).	50

Charles L. Ladner (1938)	Trustee*	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (until 2005).	50

Stanley Martin (1947)	Trustee (since 2008)	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004-2006); Executive Vice President/Consultant, HSBC Bank USA (2000-2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998-2000); Partner, KPMG LLP (1971-1998).	50

Patti McGill Peterson (1943)	Trustee* and Chairperson (since 2008)	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997-1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993).	50

Independent Trustees/Nominees

			Number of Funds in
	Position(s)		John Hancock Fund
Name	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
(Birth Year)	Trusts	During the Past 5 Years	Trustee/Nominee

		Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).

John A. Moore (1939)	Trustee*	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting)(since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	50

Steven R. Pruchansky (1944)	Trustee* and Vice Chairman	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	50

Gregory A. Russo (1949)	Nominee for Trustee	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC (“KPMG”) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002).	21

*	Except for Ms. Jackson and Mr. Martin, each of whom was appointed as a Trustee of all of the Trusts in 2008, the current Trustees began service as Trustees of the various Trusts in different years, as detailed in the table following the biographical information about the Trustees and Nominees.
Year Each Current Trustee Began Service as a Trustee
(Other than Ms. Jackson and Mr. Martin)

	Boyle	Carlin	Cunningham	Ladner	McGill Peterson	Moore	Pruchansky
Bond Trust	2005	1994	1987	1994	2001	2001	1994
California Tax-Free Income Fund	2005	1994	1989	1994	2005	2005	1994
Capital Series	2005	1992	2005	2004	1996	1996	2005
Current Interest	2005	1994	1987	1994	2005	2005	1994
Equity Trust	2005	2004	2004	2004	2000	2000	2004
Investment Trust	2005	1992	1986	1979	2005	2005	1992

	Boyle	Carlin	Cunningham	Ladner	McGill Peterson	Moore	Pruchansky
Investment Trust II	2005	2005	2005	2004	1993	1991	2005
Investment Trust III	2005	2005	2005	2004	1994	1994	2005
Municipal Securities Trust	2005	1994	1987	1994	2005	2005	1994
Series Trust	2005	1992	1994	1991	2005	2005	1991
Sovereign Bond	2005	2005	2005	2004	2001	2001	2005
Strategic Series	2005	2005	2005	2004	2001	2001	2005
Tax-Exempt Series Fund	2005	2005	2005	2004	1996	1996	2005
World Fund	2005	2005	2005	2004	1993	1991	2005
Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to a Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to a Board or individual Nominee will be logged and sent to the Board or individual Nominee.
Principal Officers Who Are Not Trustees or Nominees
The following table presents information regarding the current principal officers of the Trusts who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Adviser. Each such officer’s business address is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name
(Birth	Position(s) with
Year)	each Trust	Principal Occupation(s) During Past 5 Years

Keith F. Hartstein (1956)	President and Chief Executive Officer (since 2005)	Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, JHA, The Berkeley Group, the Distributor (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (“JHIMS”) (since 2006); President and Chief Executive Officer, JHF II, JHF III and JHT; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, the Distributor (until 2005).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President and Chief Compliance Officer, JHIMS, JHA and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Gordon M. Shone (1956)	Treasurer (since 2006)	Senior Vice President, JHLICO (U.S.A.) (since 2001); Treasurer for JHF (since 2006); JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003-2005); Vice President, JHIMS, JHA (since 2006).

Name
(Birth	Position(s) with
Year)	each Trust	Principal Occupation(s) During Past 5 Years

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer (since 2006)	Vice President and Counsel, JHLICO (U.S.A.) (since 2006); Secretary and Chief Legal Officer, the Distributor, JHF II, JHF III and JHT (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).
Duties of Trustees; Board Meetings and Board Committees
Each Trust is organized as a Massachusetts business trust. Under each Trust’s Declaration of Trust, the Trustees are responsible for managing the affairs of that Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers who assist in managing its day-to-day affairs. In 2008, each Fund of John Hancock Capital Series (“Capital Series”), except for the Large Cap Select Fund, and John Hancock Investment Trust (“Investment Trust”) changed its fiscal year end from December 31 to October 31. Accordingly, information in this Proxy Statement relating to the most recent fiscal year for these two Trusts (except as information relates to the Large Cap Select Fund) will be shown through or as of the end of each such Trust’s most recently completed fiscal period (October 31, 2008), as well as for the previous full 12-month fiscal year ended December 31, 2007.
The Board of each Trust met five times during each Trust’s last respective 12-month fiscal year. The Board of each of Capital Series and Investment Trust met ___(___) times during each such Trust’s respective fiscal period ended October 31, 2008.
During each Trust’s most recent 12-month fiscal year and, in the case of Capital Series and Investment Trust, the fiscal period ended October 31, 2008, the Board had four (4) standing committees: the Audit and Compliance Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee was comprised entirely of Independent Trustees. In January 2009, each Board’s committee structure was changed to consist of six (6) standing committees. The following discussion relates to the committee structure that was in place through December 2008. The new committee structure is described below under “Revised Committee Structure.”
Audit and Compliance Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. Each Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for a Fund, oversees the work of the independent registered public accounting firm in connection with each Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.
The Audit and Compliance Committee of John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Current Interest, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series and John Hancock Tax-Exempt Series Fund held four (4) meetings during each such Trust’s last respective fiscal year.

The Audit and Compliance Committee of John Hancock Capital Series, John Hancock Equity Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Series Trust and John Hancock World Fund held five (5) meetings during each such Trust’s last respective 12-month fiscal year. The Audit and Compliance Committee of each of Capital Series and Investment Trust met ___(___) times during each such Trust’s respective fiscal period ended October 31, 2008.
Governance Committee. This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of a Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
It is the intent of each Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the Securities and Exchange Commission.
As long as an existing Independent Trustee continues, in the opinion of the relevant Governance Committee, to satisfy these criteria, each Trust anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while each such Committee will consider nominees recommended by shareholders to serve as trustees, this Committee may only act upon such recommendations if there is a vacancy on a Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of a Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and has done so recently. Each such Committee has adopted Procedures for the Selection of Independent Trustees, a form of which is attached as Appendix A to this Proxy Statement.
Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by a Governance Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If a Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If this Committee or a Board determines not to include such candidate among a Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with a Fund’s Proxy Statement.
Shareholders may communicate with the members of a Board as a group or individually. Any such communication should be sent to a Board or an individual Trustee c/o The Secretary of the relevant Trust at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to the members of a Board that does not relate to the business of a Fund.
The Governance Committee of John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Current Interest, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series and John Hancock Tax-Exempt Series Fund held four (4) meetings during each such Trust’s last respective fiscal year.

The Governance Committee of John Hancock Capital Series, John Hancock Equity Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Series Trust and John Hancock World Fund held one meeting (1)during its last respective 12-month fiscal year. The Governance Committee of each of Capital Series and Investment Trust met ___(___) times during each such Trust’s respective fiscal period ended October 31, 2008.
Contracts/Operations Committee. Each such Committee oversees the initiation, operation, and renewal of the various contracts between a Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Each such Committee held four (4) meetings during each Trust’s last respective 12-month fiscal year, except for such Committee of John Hancock Current Interest, which held five (5) meetings during that Trust’s last fiscal year. The Contracts/Operations Committee of each of Capital Series and Investment Trust met ___(___) times during each such Trust’s respective fiscal period ended October 31, 2008.
Investment Performance Committee. Each such Committee monitors and analyzes the performance of a Fund generally, consults with the Adviser as necessary if a Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Each such Committee held four (4) meetings during each Trust’s last respective fiscal year. The Investment Performance Committee of each of Capital Series and Investment Trust met ___(___) times during each such Trust’s respective fiscal period ended October 31, 2008.
Revised Committee Structure. Beginning January 2009, each Trust’s committee structure was revised to consist of six (6) committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee (which corresponds to the former Governance Committee); the Equity Investment Performance Committee and the Fixed-Income and Closed-End Fund Investment Performance Committee (which together correspond to the former Investment Performance Committee); and the Contracts/Operations Committee (which corresponds to the former committee of the same name). In terms of function, other than the separate Audit and Compliance Committees, the current committees operate in the same manner as their predecessor committees.
Audit Committee. The accounting oversight function of this Committee is described above in the discussion of the former Audit and Compliance Committee.
Compliance Committee. The primary role of each such Committee is to oversee the activities of the Trust’s Chief Compliance Officer; the implementation and enforcement of the Trust’s compliance policies and procedures; and compliance with the Trust’s and the Independent Trustees’ Codes of Ethics.
The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex oficio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate. Prior to January 2009, Ms. Jackson and Messrs. Martin and Russo were not members of any committee.

		Nominating,		Fixed-Income
		Governance	Equity	and Closed-End
		and	Investment	Fund Investment
Audit	Compliance	Administrative	Performance	Performance	Contracts/Operations

Mr. Cunningham	Mr. Carlin	All Independent	Mr. Carlin	Ms. Jackson	Mr. Ladner
Ms. Jackson	Mr. Russo	Trustees	Mr. Cunningham	Mr. Ladner	Dr. Moore
Mr. Martin			Mr. Moore	Mr. Martin	Mr. Pruchansky
			Mr. Russo	Mr. Pruchansky
Compensation of Trustees
Each Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal years or periods indicated. In each of these tables, the amount shown for each of

Ms. Jackson and Mr. Martin is “None” since each of these individuals was appointed to the Board of each Trust after the periods to which the tables relate.
Compensation for Fiscal Year Ended October 31, 2008

						John
						Hancock
Independent	Equity	Investment	Investment	Series	World	Fund
Trustee	Trust	Trust II	Trust III	Trust	Fund	Complex*
Carlin	$2,060	$21,249	$2,453	$2,205	$1,558	$260,834
Cunningham	$1,229	$12,274	$1,579	$1,286	$941	$157,500
Jackson	None	None	None	None	None
Ladner	$1,229	$12,274	$1,579	$1,286	$941	$162,500
Martin	None	None	None	None	None	None
McGill Peterson	$1,229	$12,275	$1,579	$1,286	$941	$157,500
Moore	$1,539	$15,531	$1,941	$1,624	$1,178	$212,000
Pruchansky	$1,579	$19,924	$1,988	$1,672	$1,213	$203,500
Compensation for Fiscal Year Ended December 31, 2007 and Fiscal Period ended October 31, 2008

					John Hancock Fund
	Capital Series		Investment Trust		Complex*
	FYE	FYE	FYE	FYE	FYE	FYE
Independent Trustee	12-31-07	10-31-08	12-31-07	10-31-08	12-31-07	10-31-08
Carlin	$52,172	$64,455	$8,446	$37,201	$145,250	$255,834
Cunningham	$52,181	$36,282	$8,448	$20,289	$145,250	$152,500
Jackson	None	None	None	None	None	$34,750
Ladner	$52,172	$36,282	$8,446	$20,289	$146,000	$157,500
Martin	None	None	None	None	None	$51,960
McGill Peterson	$52,177	$36,281	$8,447	$20,289	$151,000	$152,500
Moore	$64,625	$43,069	$11,083	$25,405	$181,000	$197,000
Pruchansky	$64,625	$44,295	$11,083	$26,229	$180,250	$188,500
Compensation for Fiscal Year Ended March 31, 2008

Independent Trustee	Current Interest	John Hancock Fund Complex*
Carlin	$2,139	$145,250
Cunningham	$1,821	$145,250
Jackson	None	None

*	This column reflects the aggregate compensation for each fiscal year end paid to each Trustee from the relevant Trust and from each Fund in the John Hancock Fund Complex that such Trustee serves. The aggregate compensation may include overlapping amounts reflected in the compensation tables for other fiscal year ends. For example, the “Compensation for Fiscal Year Ended May 31, 2008” will reflect aggregate compensation for each month from June 2007 through May 2008. The “Compensation for Fiscal Year Ended August 31, 2008” will reflect aggregate compensation for each month from September 2007 through August 2008. Accordingly, the aggregate compensation paid to each Trustee by the John Hancock Fund Complex from September 2007 through May 2008 will be reflected in both compensation table totals.

Independent Trustee	Current Interest	John Hancock Fund Complex*
Ladner	$1,820	$146,000
Martin	None	None
McGill Peterson	$1,820	$151,000
Moore	$2,247	$181,000
Pruchansky	$2,247	$180,250
Compensation for Fiscal Year Ended May 31, 2008

				John Hancock Fund
Independent Trustee	Bond Trust	Sovereign Bond	Strategic Series	Complex*
Carlin	$12,255	$6,463	$8,049	$145,250
Cunningham	$9,924	$5,335	$6,595	$145,250
Jackson	None	None	None	None
Ladner	$9,923	$5,334	$6,594	$146,000
Martin	None	None	None	None
McGill Peterson	$9,924	$5,334	$6,594	$151,000
Moore	$12,370	$6,588	$8,188	$181,000
Pruchansky	$12,370	$6,588	$8,188	$180,250
Compensation for Fiscal Year Ended August 31, 2008

	California Tax-	Municipal Securities	Tax-Exempt	John Hancock Fund
Independent Trustee	Free Income Fund	Trust	Series Fund	Complex*
Carlin	$2,268	$3,751	$1,102	$213,834
Cunningham	$1,652	$2,721	$797	$155,500
Jackson	None	None	None	None
Ladner	$1,652	$2,721	$797	$161,000
Martin	None	None	None	None
McGill Peterson	$1,652	$1,129	$797	$156,000
Moore	$2,097	$3,463	$1,016	$210,000
Pruchansky	$2,173	$3,596	$1,057	$201,500
No Trust has a pension or retirement plan for any of its Trustees or officers. Each Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate a Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of November 30, 2008, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $155,441; Mr. Ladner was $71,250; Ms. McGill Peterson was $112,504; Dr. Moore was $209,776; and Mr. Pruchansky was $255,930 under the Plan.

Nominee Ownership of Shares of the Funds
The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Nominee, owned beneficially by each Nominee as of December 31, 2008. The table lists only those Funds in which one or more of the Nominees own shares. The current value of the Funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:
A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

McGill
Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin	Peterson	Moore	Pruchansky	Russo	Vrysen
Balanced		B					A	C
Bond		B					C	C
CA Tax Free Income		A					A	C
Classic Value		B					A	C
Classic Value II		B					A	B
Financial Industries		B					B	B
Global Opp’ty		A					B	B
Global Real Estate		B					B	B
Gov’t Income		B					B	B
Greater China Opp’ty		B					B	B
Health Sciences		B					C	B
High Yield		B					B	C
High Yield Muni Bond		B					B	C
Intl Classic Value		B					A	B
Investment Grade Bond		B					B	A
Large Cap Equity		B					B	C
Large Cap Select		B					B	B
MA Tax Free Income		B					A	A
Mid Cap Equity		B					B	A
Money Market		B					A	B	B

McGill
Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin	Peterson	Moore	Pruchansky	Russo	Vrysen
NY Tax Free Income		A					B	A
Regional Bank		B					B	B
Small Cap		B					B	B
Small Cap Equity		B					B	A
Small Cap Intrinsic Value		B					B	B
Sovereign Investors		C					B	B
Strategic Income		B					C	B
Tax-Free Bond		B					C	C
US Global Leaders		B	B				B	B
John Hancock Fund Complex
Material Relationships of the Independent Trustees
As of December 31, 2008, none of the Independent Trustees, nor any immediate family member, owned shares of the Adviser or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the Funds.
There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.
No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of a Trust, any investment company sharing the same investment adviser or principal underwriter as the Funds or any officer of such a company, any investment adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, or any officer of such a person.
Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings
There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.
Required Vote
Trustees are elected by a plurality of the votes cast by holders of shares of each Trust present in person or represented by proxy at the Meeting.
Each Board, including all the Independent Trustees each Trust, recommends that shareholders of each Trust vote “FOR” all of the Nominees.

PROPOSAL 2 — APPROVAL OF A NEW FORM OF ADVISORY AGREEMENT
(All Funds)
Shareholders of the Funds are being asked to approve a new form of Advisory Agreement for the Funds. Approval of the new form of Advisory Agreement will not change the annual advisory fee rates payable by any Fund.
Introduction
At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved the new form of Advisory Agreement between the Trusts and the Adviser (Proposal 2). A copy of the proposed new form of Advisory Agreement is included at Appendix B to this Proxy Statement.
The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex. The new form of Advisory Agreement will:
•	Eliminate coverage of all Non-Advisory Services from the Advisory Agreement. In this Proxy Statement, the term “Non-Advisory Services” means services that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature.
•	For certain Funds, change the frequency with which advisory fees are paid from monthly or quarterly payment to daily payment to provide consistency across the John Hancock Fund Complex.
•	Eliminate a provision requiring certain Funds to not exceed certain expense limitations that had been required by state securities regulators (which are no longer in effect).
•	Contain clearer, more detailed provisions with respect to certain matters, as summarized below.
The 1940 Act requires that any change in an advisory contract be approved by shareholders of a Fund.
Additional Information. For additional information about the Adviser, including: “Management and Control of the Adviser,” the amounts of advisory fees paid to the Adviser during each Fund’s fiscal year, and “Payments by the Funds to Affiliates of the Adviser,” see Appendix C hereto (“Additional Information About the Adviser and the Advisory Agreements”). The advisory fee schedule for each Fund and information regarding comparable funds managed by the Adviser are set forth in Appendix D hereto (“Advisory Fee Schedules and Comparable Funds Managed by the Adviser”).
Clarification Regarding Non-Advisory Services
The current Advisory Agreement describes the investment advisory functions to be performed by the Adviser (or a subadviser, under the Adviser’s supervision), including the formulation and implementation of a continuous investment program for each Fund consistent with the Fund’s investment objectives and related investment policies (“Advisory Services”). In addition, each Fund’s current Advisory Agreement provides that the Adviser will provide certain limited Non-Advisory Services. A substantial number of other Non-Advisory Services, which the Funds pay for, are already provided to the Funds under a separate Accounting and Legal Services Agreement.
In order to provide clarity and to consolidate like services in a single agreement, it is proposed that all references to Non-Advisory Services in the Advisory Agreements be eliminated. Management has proposed to the Board that each Fund adopt a new, separate Service Agreement (replacing the existing Accounting and Legal Services Agreement) that will clearly cover all Non-Advisory Services, including those eliminated from the Advisory Agreement, if Proposal 2 is approved.

Management believes that this consolidation of Non-Advisory Services under a single contract will eliminate confusion and facilitate more effective tracking of Non-Advisory Services and costs. The elimination of Non-Advisory Services provisions from the Advisory Agreements and consolidation of Non-Advisory Services in a separate Service Agreement will not materially increase the amount of expenses incurred by the Funds for Non-Advisory Services, and is not expected to materially increase the Funds’ overall expense ratios. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature. The Board expects to consider management’s Service Agreement proposal, which does not require shareholder approval, at a future Board meeting.
The proposed new form of Advisory Agreement will not result in any increase in the advisory fee that each Fund pays the Adviser under the current Advisory Agreement or in any change in the nature and level of advisory services provided by the Adviser to the Funds.
Frequency of Payment
The new form of Advisory Agreement will restructure the advisory fees paid by certain Funds so that fees will be accrued and paid on a daily basis. As compensation for its services under the Advisory Agreement, the Adviser receives a fee from the Trust computed separately for each Fund, determined by applying the annual fee rate to the net assets of the Fund.
Currently, the Sovereign Investors Fund pays the Adviser on a quarterly basis and the other Funds (except for the Classic Value Fund, Classic Value Fund II, International Classic Value Fund, Large Cap Select Fund, Small Cap Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund, and Greater China Opportunities Fund) pay the Adviser on a monthly basis. This amendment is intended to bring all advisory fee payment mechanics for the John Hancock funds into conformity and will result in greater administrative efficiencies for the Funds.
Proposal 2 would amend the frequency of payments for all of the Funds so that JHA will be paid advisory fees on a daily basis. The amendment will not change the annual advisory fee rates payable by any of the Funds. This amendment would promote uniformity of advisory fee distributions across the John Hancock Fund Complex. The Board believes that this will lead to greater administrative efficiencies for the Funds.
Because each relevant Fund’s advisory fees have historically been accrued on a daily basis, there is no difference between the amounts that a Fund would have paid if daily payment of advisory fees were in effect in prior periods instead of monthly or quarterly payment. Nevertheless, the Adviser may benefit from the time value of advisory fee payments received on a daily, rather than a monthly or quarterly basis.
Elimination of Blue Sky Expense Limitation
The proposed new form of Advisory Agreement no longer includes a provision limiting the advisory fee in accordance with state blue sky requirements. Such limitations no longer exist, as federal law supersedes state investment limitations.
Provision of Trust Officers
The current form of Advisory Agreement provides that the Adviser pays for all officers (or Trustees) of the Trust that are also adviser personnel. Under the proposed new form of Advisory Agreement, the Adviser expressly agrees only to permit its employees to serve as President (or Trustees) without remuneration from the Trust. The Adviser will continue to provide such other officers as the Trusts may require at the Trusts’ expense.

Key Differences
The following table lists the key differences between the proposed new form of Advisory Agreement and the current Advisory Agreements. These provisions would be changed to those in the proposed form if the form is approved by shareholders of a Fund.
Key Differences between the New and Current Advisory Agreements

Term	New Form of Advisory Agreement	Current Advisory Agreements
Advisory and Non-Advisory Services	Agreement deletes all Non-Advisory Services.	Agreement includes certain limited Non-Advisory Services, such as the preparation of certain valuation reports.

Frequency of Payment	The advisory fees for each Fund will be accrued and paid daily.	The advisory fees for certain Funds are paid monthly or quarterly.

Trustees and Officers	Adviser agrees to permit its employees to serve as interested Trustees and President without remuneration from the Trust. Other Adviser personnel may be furnished at Trust’s expense.	Adviser agrees to pay for all officers and employees of Trust that are also adviser personnel. Trust pays for outside Trustees, a portion of CCO compensation and any outside contractors or employees.

Expenses Assumed by the Trust	More detailed list than current form of Advisory Agreement as well as some general provisions.	Less detailed enumeration of such expenses.

Conflicts of Interest	Potential conflicts on behalf of Adviser do not affect validity of relationship or transactions made.	Agreement is silent.

Duration and Termination	60 day’s written notice is required. Following shareholder approval of the new form of Advisory Agreement, if the Agreement terminates with respect to a Fund because the Fund’s shareholders fail to provide any required approval of the Agreement, then the Adviser will act as adviser until the Agreement is approved or another agreement is enacted, and Adviser will be paid at cost or the amount under this Agreement, whichever is less. This is consistent with 1940 Act provision permitting certain types of interim advisory contracts.	60 day’s written notice is required. No interim adviser clause is included. However, if necessary, a Fund likely could still avail itself of the interim advisory contract provisions of the 1940 Act.

Provision of Certain Information by Adviser	Adviser will notify Trust in writing when:
•     Adviser’s registration on state or federal level ceases; and
•     Adviser receives notice of an action involving the affairs of the Trust, or the CEO or Managing Member of the Adviser, or a Fund’s portfolio manager changes.
No explicit provision is provided, but these may be presumed from the Adviser’s general fiduciary duties.

Indemnification of Adviser	Provided (when not a result of willful malfeasance, bad faith, gross negligence or reckless disregard) to the fullest extent permitted by law, the Trust indemnifies the Adviser, its affiliates and the officers,	No similar clause.

Term	New Form of Advisory Agreement	Current Advisory Agreements
directors and employees of the Adviser and its affiliates. Advancement is also provided for.

Limitation of Liability under the Declaration of Trust	Agreement notes that Declaration of Trust limits the personal liability of shareholder, officer, employee or agent of the Trust.	Agreement is silent. The Declaration of Trust and Massachusetts law provides for such limitation of liability but ideally this should be stated in all fund contracts.
DESCRIPTION OF CURRENT AND NEW FORM OF ADVISORY AGREEMENTS
The following is a summary of the terms of the current Advisory Agreements and the new form of Agreement that are substantially similar.
Duties. The Adviser oversees the investment operations of each Fund, and retains and compensates subadvisers that manage the investment and reinvestment of the Funds’ assets pursuant to subadvisory agreements with the Adviser.
Compensation. The annual percentage rates for the advisory fees for the Funds are set forth in Appendix D to this Proxy Statement. The new form of Advisory Agreement does not change the annual advisory fee rates for the Funds.
Expenses. Each Fund is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser has agreed to pay. Each Fund pays the expenses of:
•	custody, auditing, transfer agency, bookkeeping and dividend disbursement;
•	trade commissions;
•	taxes;
•	legal fees and expenses, including litigation and share registration; and
•	printing and mailing shareholder reports, prospectuses and proxy statements.
Liability. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.
Term. With respect to each Fund, each of the current and the amended Advisory Agreements has an initial two-year term, and continuance must be specifically approved at least annually either by: (a) the Board; or (b) a Majority of the Fund’s Outstanding Voting Securities (as defined below). Any such continuance also requires the approval of a majority of the Independent Trustees.
In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:
(1) 67% or more of the voting securities of a Trust or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable, are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable.
Any required shareholder approval of any continuance of the current or amended Advisory Agreements shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of: (a) any other Fund affected by the Agreement; or (b) all of the other Funds of each Trust.
Failure of Shareholders to Approve Continuance. If the outstanding voting securities of a Fund fail to approve any continuance of the Advisory Agreement, the Adviser may continue to act as investment adviser with respect to the Fund pending the required approval of the continuance of such agreement, a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than: (a) its actual costs incurred in furnishing Advisory Services; or (b) the amount it would have received under the Agreement, whichever is less.
Termination. The Advisory Agreement may be terminated with respect to a Fund at any time without the payment of any penalty on 60 days’ written notice to the other parties. The Agreement with respect to a Fund may be terminated by:
•	the Trustees;
•	a Majority of the Outstanding Voting Securities of the Fund; or
•	the Adviser.
An Advisory Agreement will automatically terminate in the event of its assignment.
Amendments. The Advisory Agreement may be amended, provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of each affected Fund and by the vote of a majority of the Trustees, including a majority of the Independent Trustees.
Any required shareholder approval of any amendment shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of another Fund.
EVALUATION BY EACH BOARD OF NEW FORM OF ADVISORY AGREEMENT UNDER PROPOSAL 2
At its meeting on December 8-9, 2008, each Board, including all the Independent Trustees, approved the proposed new form of Advisory Agreement for the Funds under Proposal 2.
Each Board, including the Independent Trustees, is responsible for selecting a Fund’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving that Fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.
Consistent with SEC rules, a Board regularly evaluates a Fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. A Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. Each Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, a Board is assisted by counsel for a Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by a Board are:
•	the nature, extent and quality of the services to be provided by the Adviser to the Funds;
•	the investment performance of the Funds;

•	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

•	the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with a Fund; and

•	comparative services rendered and comparative advisory fee rates.
Each Board believes that information relating to all these factors is relevant to its evaluation of a Fund’s advisory agreements.
At its meeting on June 10, 2008, the Board approved the annual continuation of the Advisory Agreements and considered each of the factors listed above. With respect to each Fund, a discussion of the basis of the Board’s approval of the Advisory Agreements and its consideration of such factors at that meeting is available in the shareholder report for the fiscal six month period during which the approval took place. Each such report was mailed to shareholders of the relevant Fund on or about two months after the relevant six month period. A copy of the report may be obtained by calling 1-800-225-5291 (TDD – 1-800-554-6713) or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon M. Shone.
In approving the proposed new form of Advisory Agreement at the December 8-9, 2008 meeting, each Board determined that it was appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). Each Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. Each Board, at the December 8-9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, each Board noted the skill and competency of the Adviser in its past management of each Fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for each Trust and the Funds, including those who served as officers of each Trust, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. Each Board also took into consideration the extensive analysis and effort undertaken by a working group comprised of a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, to evaluate the proposals described here, prior to the Board’s December 8-9, 2008 meeting. Each Board considered with respect to Proposal 2 the differences between the current and proposed new form of Advisory Agreement, as described above and agreed that the new Advisory Agreement structure would more clearly delineate the Adviser’s duties under each agreement by separating the Adviser’s administrative functions from its advisory functions. The enhanced delineation is expected to facilitate oversight of the Adviser’s advisory and administrative activities without leading to any material increase in the Funds’ overall expense ratios.
Required Vote
Shareholders of each Fund voting on the proposed new form of Advisory Agreement will vote separately with respect to that proposal. For each Fund, approval of Proposal 2 will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If shareholders of a Fund do not approve Proposal 2, the new form of Advisory Agreement will not take effect, and the terms of the current Advisory Agreement will continue in effect as to that Fund.
If Proposal 2 is approved by the shareholders of a Fund, the new form of Advisory Agreement is expected to become effective as to that Fund promptly after such approval and upon disclosure in that Fund’s statement of additional information (“SAI”).
Each applicable Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 2.

PROPOSAL 3 — APPROVAL OF REVISION OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
Introduction
Each Fund has adopted investment policies. Investment policies that can only be changed by a vote of shareholders are considered “fundamental.” The 1940 Act requires that certain policies, including those dealing with industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities be fundamental. Each Board may elect to designate other policies as fundamental. The fundamental policies described in Proposals 3(a) through 3(o) are referred to as “investment restrictions.” Proposal 3 does not apply to the Funds’ current fundamental policies with respect to borrowing money and investing in commodities; these policies will remain unchanged.
In addition, prior to the passage of the National Securities Market Improvement Act of 1996 (“NSMIA”), investment companies were required to submit their offering documents to state “blue sky” securities authorities for review. Many state authorities, as a condition of qualifying a fund’s shares for sale in those states, required the fund to adopt certain fundamental investment restrictions. Since NSMIA was enacted, although funds are no longer required to qualify their shares with state authorities (funds must still register their shares with states in which the shares are sold), funds are required to obtain shareholder approval to eliminate the “blue sky” fundamental restrictions previously required by state authorities. Although these blue sky restrictions have been eliminated for many Funds, Proposals 3(g) through 3(o) seek shareholder approval to eliminate blue sky restrictions that continue to apply to certain Funds.
Proposals 3(a) to 3(f)
Shareholders of each Fund are being asked to approve amendments and restatements of the fundamental investment restrictions that apply to that Fund. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 3(a) to 3(h)), and the Funds that will vote on each proposal are identified under the caption for that proposal (Proposal 3(b), however, does not apply to certain Funds, as indicated in the discussion of the Proposal). For each proposal, the term “Funds” refers to the Funds voting on the particular proposal. The Adviser has reviewed each of the current investment restrictions and has recommended to a Board that they be amended and restated. The primary purpose of the proposed amendments is to conform and standardize many of the investment restrictions that apply to the Funds and to other funds in the John Hancock Fund Complex. Standardizing the investment restrictions across the John Hancock Fund Complex is expected to facilitate more effective management of the funds by the Adviser and the subadvisers, enhance monitoring compliance with applicable restrictions and eliminate conflicts among comparable restrictions resulting from minor variations in their terms. In addition, to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update those fundamental restrictions that are more restrictive than are required under the federal securities laws or that are no longer required. The proposed amendments are also intended to simplify each Fund’s fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action. The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.
Each Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Funds and their shareholders. Each Board unanimously recommends that shareholders of each Fund approve the proposed amendments applicable to that Fund.
If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when that Fund’s SAI is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.
Proposals 3(g) to 3(o)
Each of the relevant Boards has concluded that the proposed elimination of the blue sky investment restrictions with respect to the Funds is appropriate and will benefit each Fund and its shareholders. The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective. Each relevant Board unanimously recommends that shareholders of the applicable Funds approve the proposed elimination of these blue sky restrictions.
If approved by shareholders of the applicable Funds, the elimination of each such blue sky restriction will become effective when the Fund’s SAI is revised or supplemented to reflect the elimination. If a proposed elimination is not approved by a Fund’s shareholders, the current investment restriction will remain in effect as to the Fund.
Required Vote
Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund. As to any Fund, approval of each of Proposals 3(a) to 3(o) will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.
PROPOSAL 3(A) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO CONCENTRATION
(All Funds)
Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.
The following are the statements of each Fund’s current investment restriction relating to concentration.
Balanced Fund, Classic Value Fund, Classic Value Fund II, Global Opportunities Fund, Government Income Fund, Greater China Opportunities Fund, High Yield Fund, International Classic Value Fund, Large Cap Select Fund, Mid Cap Equity Fund, Small Cap Fund, Small Cap Intrinsic Value Fund, Sovereign Investors Fund and U.S. Global Leaders Growth Fund
The Fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.
Bond Fund, Small Cap Equity Fund and Strategic Income Fund
The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.
California Tax-Free Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund
The Fund may not invest 25% or more of the value of its assets in any one industry, provided that this limitation does not apply to: (i) tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers and (ii) obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Financial Industries Fund
The Fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund will ordinarily invest more than 25% of its assets in the financial services sector. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.
Global Real Estate Fund
The Fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund intends to invest more than 25% of its total assets in real estate companies as defined in the prospectus. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.
Health Sciences Fund
The Fund may not purchase securities, other than obligations of the U.S. Government or any of its agencies or instrumentalities, if such purchase would cause 25% or more of the value of the Fund’s total assets to be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund shall invest at least 25% of the value of its total assets in securities of issuers in the health care group of industries.
Investment Grade Bond Fund
The Fund may not invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements) except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same objectives as the Fund.
Large Cap Equity Fund
The Fund may not purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry.
Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund
The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax-Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)
Money Market Fund
The Fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.
The Fund may not invest more than 25% of its total assets in obligations issued by (i) foreign banks or (ii) foreign branches of U.S. banks where the Adviser has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch. Also, the Fund may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer maturing in less than one year shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.
Regional Bank Fund
The Fund may not purchase any securities which would cause more than 25% of the market value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided that, notwithstanding the foregoing, the Fund will invest more than 25% of its total assets in issuers in the banking industry; as more fully set forth in the Fund’s prospectus.
Proposed Revision
Under the proposed amendment, the restriction with respect to concentration for all Funds, except Money Market Fund, will provide as follows:
Each Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Under the proposed amendment, the restriction with respect to concentration for Money Market Fund will provide as follows:
The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For the elimination of doubt, this limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities and instruments issued by U.S. banks, including foreign braches of U.S. banks if the Adviser has determined that the U.S. bank unconditionally responsible for the payment obligations of the foreign branch.
In addition, certain Funds will have fundamental policies to concentrate in particular industries or market sectors, as follows:
California Tax-Free Income Fund, High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund, and Tax-Free Bond Fund:
With respect to the Fund, the fundamental restriction on concentration does not apply to investments in tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers.

The Financial Industries Fund will normally invest more than 25% of its assets in the financial services sector.
The Global Real Estate Fund will normally invest more than 25% of its total assets in “real estate companies” as defined in the Fund’s prospectus.
The Health Sciences Fund will normally invest at least 25% of the value of its total assets in securities of issuers in the health care group of industries.
The Regional Bank Fund will normally invest more than 25% of assets in the “banking industry” as defined in the Fund’s prospectus.
Discussion of Proposal. The proposed amendment permits investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations. In addition, the proposed amendment is expected to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to concentration. As noted, the 1940 Act does not define what constitutes “concentration” in an industry, but the SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds’ proposed fundamental restriction is consistent with this interpretation.
Each applicable Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(a).
PROPOSAL 3(B) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO DIVERSIFICATION
(All Funds, except California Tax-Free Income Fund, Greater China Opportunities Fund, Health Sciences Fund, High Yield Municipal Bond Fund, International Classic Value Fund and U.S. Global Leaders Growth Fund)
Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.
A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.
The following are the statements of each Fund’s current investment restriction relating to diversification.
Balanced Fund, Classic Value Fund, Classic Value Fund II, Global Opportunities Fund, Global Real Estate Fund, High Yield Fund, Investment Grade Bond Fund, Large Cap Select Fund, Mid Cap Equity Fund, Small Cap Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
The Fund may not with respect to 75% of the Fund’s total assets, invest more than 5% of the Fund’s total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.
Bond Fund
The Fund may not purchase securities of an issuer, (other than the U.S. Government, its agencies or instrumentalities) if (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Financial Industries Fund, Regional Bank Fund and Small Cap Equity Fund
The Fund may not with respect to 75% of total assets purchase, securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Government Income Fund and Money Market Fund
The Fund may not purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States or any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund’s total assets. In determining the issuer of a security, each state and each political subdivision, agency, and instrumentality of each state and each multi state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.
Large Cap Equity Fund
The Fund may not purchase securities which will result in the Fund’s holdings of the issuer thereof to be more than 5% of the value of the Fund’s total assets (exclusive of U.S. Government securities) and may not purchase more than 10% of the voting securities of any class of securities of any one issuer.
Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund
Each Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.
Strategic Income Fund
The Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) more than 5% of the Fund’s total assets taken at market value would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested in securities issued or guaranteed by any foreign government or its agencies or instrumentalities, or, (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Tax-Free Bond Fund
The Fund may not with respect to 75% of its total assets, purchase securities (other than obligations issued or guaranteed by the United States government, its agencies of instrumentalities and shares of other investment companies) of any issuer if the purchase would cause immediately thereafter more than 5% of the value of the Fund’s total assets to be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.
Proposed Revision
Under the proposed amendment, the restriction with respect to diversification will provide as follows:
Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The proposed restriction with respect to diversification will apply to all Funds, except California Tax-Free Income Fund, Greater China Opportunities Fund, Health Sciences Fund, High Yield Municipal Bond Fund, International Classic Value Fund and U.S. Global Leaders Growth Fund.
Discussion of Proposal. The proposed amendment modifies each relevant Fund’s fundamental investment restriction regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. By relying on the definition of the term “diversified,” the proposed amendment also clarifies that securities issued by other investment companies are not subject to the fundamental restriction regarding portfolio diversification. In addition, the proposed amendment is expected to reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification.
If the shareholders of the Government Income Fund and Money Market Fund approve this proposal, each relevant Board will adopt the following non-fundamental policy for each of these Funds:
The Fund, in implementing its fundamental policy on diversification, will not consider a guarantee of a security to be a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund’s total assets. In determining the issuer of a security, each state and each political subdivision, agency, and instrumentality of each state and each multi state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.
In addition, if the shareholders of the Government Income Fund approve this proposal, the relevant Board will adopt the following non-fundamental policy for this Fund:
The Fund may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.
Each applicable Board, including all the Independent Trustees, recommends that shareholders of each applicable Fund vote “FOR” Proposal 3(b).

PROPOSAL 3(C) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO UNDERWRITING
(All Funds)
Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that each Fund have an investment restriction addressing the underwriting of securities. Section 12(c) of the 1940 Act prohibits those Funds that are diversified investment companies from making any underwriting commitments in excess of limits set forth in that Section. None of the Funds intends to enter into formal underwriting commitments. Certain Funds may acquire restricted securities (i.e., securities that may be sold only if registered under the Securities Act of 1933, as amended, or pursuant to an exemption from registration such as that provided by Rule 144A). These acquisitions, however, are not deemed to be underwriting commitments within the meaning of Section 12(c).
The following are the statements of each Fund’s current investment restriction relating to underwriting.
Balanced Fund, Bond Fund, Classic Value Fund, Classic Value Fund II, Financial Industries Fund, Global Opportunities Fund, Global Real Estate Fund, Government Income Fund, Greater China Opportunities Fund, Health Sciences Fund, High Yield Fund, International Classic Value Fund, Large Cap Equity Fund, Large Cap Select Fund, Mid Cap Equity Fund, Regional Bank Fund, Small Cap Fund, Small Cap Equity Fund, Small Cap Intrinsic Value Fund, Sovereign Investors Fund, Strategic Income Fund, and U.S. Global Leaders Growth Fund
The Fund may not act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.
California Tax-Free Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund
The Fund may not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
Investment Grade Bond Fund
The Fund may not underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security, and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund.
Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund
Each Fund may not act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund may also participate as part of a group in bidding for the purchase of Tax-Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.
Money Market Fund
The Fund may not underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

Proposed Revision
Under the proposed amendment, the restriction with respect to underwriting will provide as follows:
Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
In addition, certain tax-exempt Funds will have a fundamental policy with respect to acquiring tax-exempt securities, as follows:
California Tax-Free Income Fund, High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund:
The Fund may participate as part of a group in bidding for the purchase of tax-exempt debt securities directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.
Discussion of Proposal. The amendment revises the current investment restriction without making any material change and will conform the Funds’ restriction relating to underwriting to a format has become standard for the John Hancock Fund Complex.
Each applicable Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(c).
PROPOSAL 3(D) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO REAL ESTATE
(All Funds)
Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require each Fund to have an investment restriction governing the purchase or sale of real estate. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.
The following are the statements of each Fund’s current investment restriction relating to real estate. (The Global Real Estate Fund currently has no investment restriction relating to investing in real estate.)
Balanced Fund and Sovereign Investors Fund
The Fund may not purchase or sell real estate, or any interest therein, including real estate mortgage loans, except that the Fund may: (i) hold and sell real estate acquired as the result of its ownership of securities, or (ii) invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other that real estate limited partnerships) that invest in real estate or interests therein.
Bond Fund, Health Sciences Fund and Strategic Income Fund
The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

California Tax-Free Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund
The Fund may not purchase or sell real estate, real estate investment trust securities. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.
Classic Value Fund, Classic Value Fund II, Financial Industries Fund, Global Opportunities Fund, Greater China Opportunities Fund, High Yield Fund, International Classic Value Fund, Large Cap Select Fund, Mid Cap Equity Fund, Small Cap Fund, Small Cap Equity Fund, Small Cap Intrinsic Value Fund, and U.S. Global Leaders Growth Fund
The Fund may not purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities.
Government Income Fund and Money Market Fund
The Fund may not purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.
Investment Grade Bond
The Fund may not purchase or sell real estate (including limited partnership interests) other than securities secured by real estate or interests therein including mortgage-related securities or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities).
Large Cap Equity Fund
The Fund may not invest in real estate (including interests in real estate investment trusts).
Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund
Each Fund may not purchase or sell real estate or any interest therein, but this restriction shall not prevent the Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.
Regional Bank Fund
The Fund may not purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

Proposed Revision
Under the proposed amendment, the restriction with respect to real estate will provide as follows:
Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
Discussion of Proposal. The proposed restriction permits Funds to invest directly in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities. The proposal also permits each Fund to hold and to sell real estate acquired as a result of the Fund’s ownership of securities. The amendment will conform each Fund’s investment restriction with respect to real estate to a format that has become standard for the John Hancock Fund Complex.
Each applicable Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(d).
PROPOSAL 3(E) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO LOANS
(All Funds)
Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that each Fund have an investment restriction governing the making of loans to other persons. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).
The following are the statements of each Fund’s current investment restriction relating to loans.
Balanced Fund, Bond Fund, Classic Value Fund, Classic Value Fund II, Global Opportunities Fund, Global Real Estate Fund, Greater China Opportunities Fund, Health Sciences Fund, High Yield Fund, International Classic Value Fund, Investment Grade Bond Fund, Large Cap Equity Fund, Large Cap Select Fund, Mid Cap Equity Fund, Small Cap Fund, Small Cap Intrinsic Value Fund, Sovereign Investors Fund, Strategic Income Fund, and U.S. Global Leaders Growth Fund
The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
California Tax-Free Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund
The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, interests in bank loans, including without limitation, participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
Financial Industries Fund and Small Cap Equity Fund
The Fund may not make loans, except that the Fund may lend portfolio securities in accordance with the Fund’s investment policies. The Fund does not, for this purpose, consider repurchase agreements, the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.
Government Income Fund and Money Market Fund
The Fund may not make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund’s total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.
Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund
The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund’s investment policies in an amount up to 33 1/3% of the Fund’s total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
Regional Bank Fund
The Fund may not make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objective and policies.
Proposed Revision
Under the proposed amendment, the restriction with respect to loans will provide as follows:
Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Discussion of Proposal. The proposed amendment would allow each Fund to lend money and other assets — thus becoming a creditor — to the full extent permitted under the 1940 Act. Thus, the Funds would continue to be able to engage in the types of transactions presently permitted by the current restrictions, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation. The proposed amendment is also intended to conform each Fund’s fundamental restriction with respect to loans to a format that has become standard for the John Hancock Fund Complex.
Each Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(e).
PROPOSAL 3(F) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO SENIOR SECURITIES
(All Funds)
Under Section 18(f)(1) of the 1940 Act, a fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends. Sections 8(b) (1) (C) and 13(a) (2) of the 1940 Act together require that each Fund have a fundamental restriction addressing senior securities. SEC staff interpretations permit a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).
The following are the statements of each Fund’s current investment restriction relating to senior securities.
Balanced Fund, Financial Industries Fund, Global Opportunities Fund, Global Real Estate Fund, Mid Cap Equity Fund, Small Cap Equity Fund, Small Cap Intrinsic Value Fund, and Sovereign Investors Fund
The Fund may not issue senior securities, except as permitted by [the Fund’s fundamental investment restrictions on] borrowing, commodities and loans and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees’ fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund’s investment policies are not deemed to be senior securities.
Bond Fund
The Fund may not issue senior securities, except as permitted by [the Fund’s fundamental investment restrictions on borrowing, commodities and loans]. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund’s investment policy, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of [the Fund’s fundamental investment policy with respect to pledging assets] are not deemed to be senior securities.
California Tax-Free Income Fund and Tax-Free Bond Fund
The Fund may not issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities on a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.
Classic Value Fund, Classic Value Fund II, Greater China Opportunities Fund, International Classic Value Fund, Large Cap Select Fund, Small Cap Fund and U.S. Global Leaders Growth Fund
The Fund may not issue senior securities, except as permitted by the Fund’s fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees’ fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund’s investment policies are not deemed to be senior securities.
Government Income Fund, High Yield Fund and Investment Grade Bond Fund
The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Health Sciences Fund
The Fund may not issue senior securities, except as permitted by [the Fund’s fundamental investment restrictions on] borrowing and commodities. For purposes of this restriction the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of [the Fund’s fundamental investment policy with respect to pledging assets], are not deemed to be senior securities.
Large Cap Equity Fund
The Fund may not issue senior securities as defined in the 1940 Act and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.
Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund
The Fund may not issue senior securities, except as permitted by [the Fund’s fundamental investment restrictions on] borrowing and commodities. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund’s investment policies, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of [the Fund’s fundamental investment policy with respect to pledging assets] are not deemed to be senior securities.
High Yield Municipal Bond Fund and Money Market Fund
The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.
Regional Bank Fund
The Fund may not issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that, to the extent applicable, (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.
Strategic Income Fund
The Fund may not issue senior securities, except as permitted by [the Fund’s other stated investment policies]. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of [the Fund’s fundamental investment policy with respect to pledging assets], are not deemed to be senior securities.

Proposed Revision
Under the proposed amendment, the restriction with respect to senior securities will provide as follows:
Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Discussion of Proposal. The proposed amendment permits the Funds to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities. Such transactions include covered reverse repurchase transactions, futures, permitted borrowings, short sales, swaps and other strategies. The proposed amendment is also intended to conform each Fund’s fundamental restriction with respect to senior securities to a format that has become standard for the John Hancock Fund Complex.
Each Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(f).
PROPOSAL 3(G) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO OIL, GAS AND MINERAL PROGRAMS
(Government Income Fund and Money Market Fund)
The following is the statement of these Funds’ current investment restriction relating to oil and gas programs.
The Fund may not invest in direct participation interests in oil, gas or other mineral exploration or development programs.
Discussion of Proposed Amendment. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. The elimination of this fundamental restriction will not result in a material change to the investment operation of these Funds. In addition, the concepts underlying the current restriction are included in each such Fund’s fundamental restrictions on commodities.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Government Income Fund and Money Market Fund vote “FOR” Proposal 3(g).
PROPOSAL 3(H) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO INVESTMENT TO EXERCISE CONTROL
(Government Income Fund and Money Market Fund)
The following is the statement of these Funds’ current investment restriction relating to investment to exercise control.
The Fund may not invest in companies for the purpose of exercising control or management.
Discussion of Proposal. The 1940 Act does not require a fund to have a policy on investing for control or management unless the fund intends to invest for the purpose of exercising control or management of another company. As a “non-fundamental” restriction, the relevant Board could in the future amend the restriction if, for example, the 1940 Act requirements change, without either of these Funds incurring the costs of shareholder approval. In addition, reclassifying the restriction as non-fundamental would promote uniformity among the John Hancock Fund Complex.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Government Income Fund and Money Market Fund vote “FOR” Proposal 3(h).

PROPOSAL 3(I) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO TRUSTEE AND OFFICER OWNERSHIP
(Government Income Fund, Investment Grade Bond Fund, Large Cap Equity Fund and Money Market Fund)
The following are the statements of the current investment restrictions relating to Trustee and officer ownership for these Funds.
Government Income Fund and Money Market Fund
The Fund may not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Fund’s investment adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
Investment Grade Bond Fund
The Fund may not invest in securities of any company if, to the knowledge of the Trust, any officer or director of the Trust or its Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such company.
Large Cap Equity Fund
The Fund may not purchase securities of a company in which any officer or trustee of the Trust or the Fund’s investment adviser owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.
Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. Potential conflicts of interest of this nature are addressed in the John Hancock Funds’ Code of Ethics.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Government Income Fund, Investment Grade Bond Fund, Large Cap Equity Fund and Money Market Fund vote “FOR” Proposal 3(i).
PROPOSAL 3(J) — ELIMINATION OF FUNDAMENTAL RESTRICTIONS RELATING TO MARGIN INVESTMENT; SHORT SELLING
Margin Investment
(Government Income Fund and Money Market Fund)
The following are the statements of these Funds’ current investment restriction relating to margin investment.
Government Income Fund
The Fund may not purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make deposits on margin in connection with futures contracts and related options.
Money Market Fund
The Fund may not purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.
Short Selling
(Government Income Fund and Money Market Fund)
The following is the statement of these Funds’ current investment restriction relating to short selling.
Government Income Fund and Money Market Fund
The Fund may not sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.
Margin Investment and Short Selling
(Investment Grade Bond Fund, Large Cap Equity Fund and Regional Bank Fund)
The following are the statements of the Funds’ current investment restrictions relating to margin investment and short selling.
Investment Grade Bond Fund
The Fund may not make short sales of securities or purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis).
Large Cap Equity Fund
The Fund may not buy securities on margin or sell short.
Regional Bank Fund
The Fund may not purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
Discussion of Proposal. These restrictions, which were previously required by state blue sky laws, are no longer required. Eliminating these restrictions promotes uniformity among the John Hancock Fund Complex. The elimination of these fundamental restrictions will not result in a material change to the investment operation of any of the Government Income Fund, Investment Grade Bond Fund, Large Cap Equity Fund, Money Market Fund or Regional Bank Fund. In addition, the concepts underlying the current restrictions are included in the Funds’ fundamental restrictions on borrowing, which is proposed to be amended as described in Proposal 3(c) above, and issuing senior securities, which is proposed to be amended as described in Proposal 3(h) above.

Although the SEC staff’s current position restricts mutual funds from purchasing securities on margin, as a non-fundamental policy the relevant Board could in the future amend the policy if the regulatory restrictions change without causing the applicable Fund to incur the costs of shareholder approval. In addition, the restriction on short sales would be eliminated to improve uniformity and flexibility, although there is no current intention for any of these Funds to engage in short sales.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Government Income Fund, Investment Grade Bond Fund, Large Cap Equity Fund, Money Market Fund and Regional Bank Fund vote “FOR” Proposal 3(j).
PROPOSAL 3(K) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO RESTRICTED SECURITIES
(Government Income Fund and Money Market Fund)
The following are the statements of these Funds’ current investment restriction relating to restricted securities.
Government Income Fund
The Fund may not knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of the Fund’s total assets (taken at market value) would be so invested.
Money Market Fund
The Fund may not knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of the Fund’s total assets (taken at market value) would be so invested. (The Staff of the SEC has taken the position that a money market fund may not invest more than 10% of its net assets in illiquid securities. The Fund has undertaken with the Staff to require, that as a matter of operating policy, it will not invest in illiquid securities in an amount exceeding 10% of its net assets.)
Discussion of Proposal. The 1940 Act does not require that this restriction be a fundamental investment policy of these Funds, although the SEC staff has taken the position that an open-end investment company may not invest more than 15% of its net assets in illiquid securities (10% in the case of money market funds, such as the Money Market Fund). Each of these Funds has, and will continue to have, a non-fundamental policy to invest no more than 10% of its net assets in illiquid securities.
Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. As a non-fundamental policy, the relevant Board could in the future amend the policy if, for example, the 1940 Act requirements or the SEC staff views change, without either of these Funds incurring the costs of shareholder approval.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Government Income Fund and Money Market Fund vote “FOR” Proposal 3(k).

PROPOSAL 3(L) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO PLEDGING ASSETS
(Balanced Fund, Bond Fund, Health Sciences Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Strategic Income Fund)
The following are the statements of these Funds’ current investment restriction relating to pledging or hypothecating assets.
Balanced Fund and Bond Fund
The Fund may not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by [its fundamental restriction on] borrowing and then only if the assets subject to such pledging, mortgaging or hypothecation do not exceed 33% of the Fund’s total assets taken at market value.
Health Sciences Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund
The Fund may not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by [its fundamental restriction on] borrowing and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund’s total assets taken at market value.
Strategic Income Fund
The Fund may not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by [the Fund’s investment policy with respect to borrowing] and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the fund’s total assets taken at market value.
Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. The elimination of this fundamental restriction will not result in a material change to the investment operation of these Funds. In addition, the concepts underlying the current restriction are included in each such Fund’s fundamental restriction on borrowing and the fundamental restriction on issuing senior securities, which is proposed to be amended as described in Proposal 3(f) above.
The relevant Board, including all the Independent Trustees, recommends that shareholders of each of the Balanced Fund, Bond Fund, Health Sciences Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Strategic Income Fund, as applicable, vote “FOR” Proposal 3(l).
PROPOSAL 3(M) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO UNSEASONED COMPANIES
(Large Cap Equity Fund only)
The following is the statement of this Fund’s current investment restriction relating to investing in unseasoned companies.
Large Cap Equity Fund
The Fund may not invest in a company having a record of less than three years’ continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.

Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. The elimination of this fundamental restriction will not result in a material change to the investment operation of this Fund.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Large Cap Equity Fund vote “FOR” Proposal 3(m).
PROPOSAL 3(N) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO LOANS TO TRUST OFFICERS AND TRUSTEES
(Large Cap Equity Fund only)
The following is the statement of this Fund’s current investment restriction relating to loans.
Large Cap Equity Fund
The Fund may not make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Trust not to make loans of any nature, except the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the 1940 Act) as referred to in its registration statement. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.
Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. The elimination of this fundamental restriction will not result in a material change to the investment operation of this Fund. We note that transactions between the Funds and their affiliated persons, including Trustees and officers (and their affiliated persons) are regulated by Section 17(a) of the 1940 Act and the rules thereunder. In addition, the concepts underlying the current restrictions are included in the Fund’s fundamental restrictions on loans, which is proposed to be amended as described in Proposal 3(e) above.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Large Cap Equity Fund vote “FOR” Proposal 3(n).
PROPOSAL 3(O) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO WARRANTS
(Regional Bank Fund only)
The following is the statement of this Fund’s current investment restriction relating to warrants.
Regional Bank Fund
The Fund may not invest more than 5% of the value of the Fund’s net assets in marketable warrants to purchase common stock. Warrants acquired in units or attached to securities are not included in this restriction.
Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. The elimination of this fundamental restriction will not result in a material change to the investment operation of this Fund.
The relevant Board, including all the Independent Trustees, recommends that shareholders of the Regional Bank Fund vote “FOR” Proposal 3(o).

PROPOSAL 4 — APPROVAL OF AMENDMENTS CHANGING CERTAIN RULE 12B-1 PLANS FROM “REIMBURSEMENT” TO “COMPENSATION” PLANS
(Applies as follows:
Class A, Class B and Class C shares — All Funds
Class R1 shares — Classic Value Fund, Classic Value Fund II, Large Cap Select Fund, U.S. Global Leaders Growth Fund, Balanced Fund, Sovereign Investors Fund, Small Cap Equity Fund, Bond Fund and Strategic Income Fund
Class R, Class R2, Class R3, Class R4 and Class R5 shares — Balanced Fund
Shareholders of each Fund will vote separately, and individually by class of share, on Proposal 4.)
At its meeting on December 8-9, 2008, each Board, including all the Independent Trustees, approved an amendment to the distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”) for the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of each of the Funds (as applicable) named above. The holders of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of each of the Funds, as applicable, are being asked to approve the amended 12b-1 Plan (the “Amended 12b-1 Plan”) for their respective share classes.
The proposed amendments will change each of the current 12b-1 Plans (the “Current 12b-1 Plans”) from a “reimbursement” to a “compensation” plan. The amendments will not change the maximum amount that may be paid under the 12b-1 Plans to the Distributor, each Fund’s distributor in connection with the distribution of shares of the Funds, but the Distributor will no longer be obligated to reimburse each Fund to the extent such payments exceed distribution-related expenses incurred by the Distributor with respect to the Fund for a particular fiscal year.
The amendments are being proposed to increase flexibility and ease of administration and accounting and to assist in integrating the operations of the Funds. Each of the above listed classes of shares has a 12b-1 Plan; under its Amended 12b-1 Plan, each such share class provides for Rule 12b-1 fees at the same maximum rates as the Current 12b-1 Plan, but the fees are paid under a compensation rather than reimbursement basis.
If the shareholders of a class of shares of a Fund vote to approve the Amended 12b-1 Plan for that class, the Amended 12b-1 Plan will become effective immediately. If the shareholders of a class of shares of a Fund do not vote to approve the Amended 12b-1 Plan for that class, the Current 12b-1 Plan will continue to be applicable to that class.
Payments under the 12b-1 Plans
Under the Current 12b-1 Plans each of the Funds pays, and under the Amended 12b-1 Plans each of the Funds will pay, the Distributor a fee after the end of each month at an annual rate as a percentage of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares as follows:

Maximum
Annualized
Share Class	12b-1 Fee

Class A shares	0.15%
(California Tax-Free Income Fund)
Class A shares	0.25%
(Classic Value Fund, Classic Value Fund II, Government Income Fund, High Yield Fund, High Yield Municipal Bond Fund, Investment Grade Bond Fund, Large Cap Equity Fund, Large Cap Select Fund, Money Market Fund, Tax-Free Bond Fund and U.S. Global Leaders Growth Fund)

Class A shares	0.30%
(Bond Fund, Balanced Fund, Financial Industries Fund, Global Real Estate Fund, Global Opportunities Fund, Greater China Opportunities Fund, Health Sciences Fund, International Classic Value Fund, Massachusetts Tax-Free Income Fund, Mid Cap Equity Fund, New York Tax-Free Income Fund, Regional Bank Fund, Small Cap Fund, Small Cap Equity Fund, Small Cap Intrinsic Value Fund, Sovereign Investors Fund, and Strategic Income Fund)

Class B and Class C shares	1.00%
Class R shares	0.75%
Class R1 and R3 shares	0.50%
Class R2 and R4 shares	0.25%
Class R5 shares	0.00%
Under each of the Current 12b-1 Plans, which are reimbursement plans, the Distributor retains such amounts of the payments it receives under the plan as are appropriate to reimburse the Distributor for actual expenses incurred in distributing and promoting the sale of a Fund’s shares to the public. If the aggregate payments received by the Distributor under the Current 12b-1 Plan for a Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor reimburses the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on a Fund’s behalf during any fiscal year exceed the payments received under the Current 12b-1 Plans, the Distributor may carry over such unreimbursed expenses to be paid in subsequent fiscal years from available 12b-1 amounts.
Under the Amended 12b-1 Plans, which are compensation plans, the Distributor will retain the entire amount of the payments made to it, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year. As indicated in the table below, the share classes of most Funds already pay fees under the Current 12b-1 Plans at the maximum rate. Under these circumstances, the Distributor recommended and each Board approved the proposed shift from reimbursement to compensation arrangements in order to simplify the administration of each Fund’s affairs.
In the event that a Fund is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R1 Plan will be carried forward to subsequent fiscal years. A Fund does not treat unreimbursed expenses under the Class B, Class C and Class R1 Plans as a liability of a Fund because the Fund’s Trustees may terminate Class B, Class C and/or Class R1 Plans at any time.
Under a reimbursement plan, it is possible that a Fund’s maximum annual 12b-1 fee would exceed reimbursable expenses for the year. As a result, in a reimbursement plan, a Fund may pay less than its maximum 12b-1 fee to the Distributor in any given year. By contrast, under a compensation plan, a Fund will always pay the maximum 12b-1 fee to the Distributor, which means that a Fund could conceivably pay more in 12b-1 fees under a compensation plan. In fact, however, as a general matter, the Funds have historically paid the entire 12b-1 fee under the reimbursement plan. The following table illustrates the differences between the amounts payable under the two plans for the Funds’ latest fiscal year.

The table below sets forth for the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (as applicable) of the Funds: (i) the aggregate 12b-1 fees paid under each Current 12b-1 Plan for the Fund’s last respective 12-month fiscal year (and, in the case of the Funds of Capital Series and Investment Trust, for the fiscal period ended October 31, 2008) and such fees as a percentage of the Fund’s average daily net assets for that fiscal year or period; and (ii) the pro forma aggregate 12b-1 fees that would have been paid if the Amended 12b-1 Plans had been in effect for the Fund’s last respective fiscal year or period, and such fees as a percentage of the Fund’s average daily net assets for that fiscal year or period.
Rule 12b-1 Fee Comparisons for Funds that Did Not Change Fiscal Year Ends in 2008

		Current 12b-1 Plans		Amended 12b-1 Plans
					% of
	12-Month	Aggregate 12b-	% of	Aggregate 12b-1	Average Net
	Fiscal Year	1 Fee for last	Average	Fee for last FYE	Assets (Pro
Fund	Ended	FYE	Net Assets	(Pro Forma)	Forma)
Bond	5-31-08
Class A		$2,555,782	0.30%	$2,555,782	0.30%
Class B		$498,096	1.00%	$498,096	1.00%
Class C		$278,484	1.00%	$278,484	1.00%
Class R1		$7,007	0.50%	$7,007	0.50%
California Tax-Free Income	8-31-08
Class A		$451,009	0.15%	$451,009	0.15%
Class B		$123,691	1.00%	$123,691	1.00%
Class C		$125,027	1.00%	$125,027	1.00%
Financial Industries	10-31-07
Class A		$2,089,798	0.30%	$2,089,798	0.30%
Class B		$1,308,793	1.00%	$1,308,793	1.00%
Class C		$211,309	1.00%	$211,309	1.00%
Global Real Estate	10-31-07
Class A		$143,546	0.30%	$143,546	0.30%
Class B		$230,971	1.00%	$230,971	1.00%
Class C		$145,150	1.00%	$145,150	1.00%
Government Income	5-31-08
Class A		$817,995	0.25%	$817,995	0.25%
Class B		$178,511	1.00%	$178,511	1.00%
Class C		$82,022	1.00%	$82,022	1.00%
Greater China Opportunities	10-31-07
Class A		$475,252	0.30%	$475,252	0.30%
Class B		$312,886	1.00%	$312,886	1.00%
Class C		$308,840	1.00%	$308,840	1.00%
Health Sciences	10-31-07
Class A		$440,793	0.30%	$440,793	0.30%
Class B		$617,071	1.00%	$617,071	1.00%
Class C		$123,389	1.00%	$123,389	1.00%
High Yield	5-31-08
Class A		$2,218,888	0.25%	$2,218,888	0.25%
Class B		$2,097,975	1.00%	$2,097,975	1.00%
Class C		$2,669,007	1.00%	$2,669,007	1.00%
High Yield Municipal Bond	8-31-08
Class A		$186,759	0.25%	$186,759	0.25%
Class B		$92,376	1.00%	$92,376	1.00%
Class C		$148,895	1.00%	$148,895	1.00%

		Current 12b-1 Plans		Amended 12b-1 Plans
					% of
	12-Month	Aggregate 12b-	% of	Aggregate 12b-1	Average Net
	Fiscal Year	1 Fee for last	Average	Fee for last FYE	Assets (Pro
Fund	Ended	FYE	Net Assets	(Pro Forma)	Forma)
Investment Grade Bond	5-31-08
Class A		$262,134	0.25%	$262,134	0.25%
Class B		$77,826	1.00%	$77,826	1.00%
Class C		$71,000	1.00%	$71,000	1.00%
Large Cap Select	12-31-08
Class A
Class B
Class C
Class R1
Massachusetts Tax-Free Income	8-31-08
Class A		$263,015	0.30%	$263,015	0.30%
Class B		$109,475	1.00%	$109,475	1.00%
Class C		$109,770	1.00%	$109,770	1.00%
Mid Cap Equity	10-31-07
Class A		$23,386	0.30%	$23,386	0.30%
Class B		$28,432	1.00%	$28,432	1.00%
Class C		$13,417	1.00%	$13,417	1.00%
Money Market	3-31-08
Class A		$608,142	0.15%	$608,142	0.15%
Class B		$303,876	1.00%	$303,876	1.00%
Class C		$159,946	1.00%	$159,946	1.00%
New York Tax-Free Income	8-31-08
Class A		$125,309	0.30%	$125,309	0.30%
Class B		$91,666	1.00%	$91,666	1.00%
Class C		$31,307	1.00%	$31,307	1.00%
Regional Bank	10-31-07
Class A		$4,458,156	0.28%	$4,831,311	0.30%
Class B		$1,863,169	1.00%	$1,863,169	1.00%
Class C		$406,957	1.00%	$406,957	1.00%
Small Cap	10-31-07
Class A		$474,888	0.30%	$474,888	0.30%
Class B		$102,088	1.00%	$102,088	1.00%
Class C		$426,369	1.00%	$426,369	1.00%
Small Cap Equity	10-31-07
Class A		$1,736,088	0.30%	$1,736,088	0.30%
Class B		$1,670,557	1.00%	$1,670,557	1.00%
Class C		$477,043	1.00%	$477,043	1.00%
Class R1		$13,303	0.50%	$13,303	0.50%
Strategic Income	5-31-08
Class A		$2,285,925	0.30%	$2,285,925	0.30%
Class B		$2,073,690	1.00%	$2,073,690	1.00%
Class C		$2,008,481	1.00%	$2,008,481	1.00%
Class R1		$39,699	0.50%	$39,699	0.50%
Tax-Free Bond	8-31-08
Class A		$1,060,645	0.25%	$1,060,645	0.25%
Class B		$143,337	1.00%	$143,337	1.00%
Class C		$89,954	1.00%	$89,954	1.00%

Rule 12b-1 Fee Comparisons for Funds that Change Fiscal Year Ends in 2008

	Current 12b-1 Plans				Amended 12b-1 Plans
							% of Average
			% of Average		Aggregate 12b-1 Fee (Pro		Net Assets (Pro
	Aggregate 12b-1 Fee		Net Assets		Forma)		Forma)
	FYE	FPE	FYE	FPE	FYE	FPE	FYE	FPE
	12-31-07	10-31-08	12-31-07	10-31-08	12-31-07	10-31-08	12-31-07	10-31-08
Balanced
Class A	$428,204	$1,067,846	0.30%	0.30%	$428,204	$1,067,846	0.30%	0.30%
Class B	$281,524	$398,539	1.00%	1.00%	$281,524	$398,539	1.00%	1.00%
Class C	$177,036	$1,059,892	1.00%	1.00%	$177,036	$1,059,892	1.00%	1.00%
Class R*		$32		0.75%		$32		0.75%
Class R1*		$24		0.50%		$24		0.50%
Class R2*		$16		0.25%		$16		0.25%
Class R3*		$21		0.50%		$21		0.50%
Class R4*		$11		0.25%		$11		0.25%
Classic Value
Class A	$14,837,961	$6,076,361	0.25%	0.25%	$14,837,961	$6,076,361	0.25%	0.25%
Class B	$3,002,807	$1,193,042	1.00%	1.00%	$3,002,807	$1,193,042	1.00%	1.00%
Class C	$10,131,774	$3,264,760	1.00%	1.00%	$10,131,774	$3,264,760	1.00%	1.00%
Class R1	$138,378	$89,711	0.50%	0.50%	$138,378	$89,711	0.50%	0.50%
Classic Value II
Class A	$188,642	$91,454	0.25%	0.25%	$188,642	$91,454	0.25%	0.25%
Class B	$94,056	$49,323	1.00%	1.00%	$94,056	$49,323	1.00%	1.00%
Class C	$317,157	$173,749	1.00%	1.00%	$317,157	$173,749	1.00%	1.00%
Class R1	$3,684	$774	0.50%	0.50%	$3,684	$774	0.50%	0.50%
Global Opportunities
Class A	$24,633	$166,401	0.30%	0.30%	$24,633	$166,401	0.30%	0.30%
Class B	$5,379	$35,097	1.00%	1.00%	$5,379	$35,097	1.00%	1.00%
Class C	$6,239	$94,556	1.00%	1.00%	$6,239	$94,556	1.00%	1.00%
International Classic Value
Class A	$56,702	$26,650	0.30%	0.30%	$56,702	$26,650	0.30%	0.30%
Class B	$14,623	$7,926	1.00%	1.00%	$14,623	$7,926	1.00%	1.00%
Class C	$44,182	$19,886	1.00%	1.00%	$44,182	$19,886	1.00%	1.00%
Large Cap Equity
Class A	$1,791,186	$3,688,926	0.25%	0.25%	$1,791,186	$3,688,926	0.25%	0.25%
Class B	$1,279,001	$1,356,227	1.00%	1.00%	$1,279,001	$1,356,227	1.00%	1.00%
Class C	$795,628	$2,525,997	1.00%	1.00%	$795,628	$2,525,997	1.00%	1.00%
Small Cap Intrinsic Value
Class A	$360,972	$485,769	0.30%	0.30%	$360,972	$485,769	0.30%	0.30%
Class B	$68,351	$57,701	1.00%	1.00%	$68,351	$57,701	1.00%	1.00%
Class C	$291,307	$340,417	1.00%	1.00%	$291,307	$340,417	1.00%	1.00%
Sovereign Investors
Class A	$2,391,212	$1,631,361	0.30%	0.30%	$2,391,212	$1,631,361	0.30%	0.30%
Class B	$943,267	$515,426	1.00%	1.00%	$943,267	$515,426	1.00%	1.00%
Class C	$148,139	$105,702	1.00%	1.00%	$148,139	$105,702	1.00%	1.00%
Class R1	$478	$632	0.50%	0.50%	$478	$632	0.50%	0.50%

	Current 12b-1 Plans				Amended 12b-1 Plans
							% of Average
			% of Average		Aggregate 12b-1 Fee (Pro		Net Assets (Pro
	Aggregate 12b-1 Fee		Net Assets		Forma)		Forma)
	FYE	FPE	FYE	FPE	FYE	FPE	FYE	FPE
	12-31-07	10-31-08	12-31-07	10-31-08	12-31-07	10-31-08	12-31-07	10-31-08
U.S. Global Leaders Growth
Class A	$2,790,831	$1,704,370	0.25%	0.25%	$2,790,831	$1,704,370	0.25%	0.25%
Class B	$1,267,698	$706,529	1.00%	1.00%	$1,267,698	$706,529	1.00%	1.00%
Class C	$1,462,116	$740,474	1.00%	1.00%	$1,462,116	$740,474	1.00%	1.00%
Class R1	$22,259	$16,590	0.50%	0.50%	$22,259	$16,590	0.50%	0.50%

*	Classes R, R1, R2, R3, R4 and R5 of Balanced Fund were not offered until August 12, 2008.
Description of Current and Amended Rule 12b-1 Plans
Rule 12b-1 under the 1940 Act permits a Fund to pay expenses associated with the distribution of its shares in accordance with a written plan adopted by each Board and approved by its shareholders. Pursuant to such rule, each Board and initial shareholders of the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Funds approved the Current 12b-1 Plans.
Except with respect to the change from “reimbursement” to “compensation” plans, the terms of the Current 12b-1 Plans and the proposed Amended 12b-1 Plans are the same. A copy of the form of Amended 12b-1 Plan for each class of shares is included as Appendix E to this Proxy Statement. For purposes of the following description, the Current and Amended 12b-1 Plans are referred to as the “12b-1 Plans.” In addition, payments made under the 12b-1 Plans for each Fund’s respective latest 12-month fiscal year (and, in the case of the Funds of Capital Series and Investment Trust, for each such Fund’s respective fiscal period ended October 31, 2008) are included in Appendix C, “Additional Information About the Adviser and the Advisory Agreements,” under “Payments by the Funds to Affiliates of the Adviser — Distribution Fees.”
Under the 12b-1 Plans, each Fund makes payments to the Distributor from assets attributable to its Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the to the holders of these classes of shares of the Fund. Such services may include the following:
•	formulation and implementation of marketing and promotional activities;
•	preparation, printing and distribution of sales literature;
•	preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;
•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•	providing training, marketing and support with respect to the sale of shares.
The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to each Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Under the Amended Rule 12b-1 Plans, the Board will continue to review quarterly written reports of the amounts expended pursuant to the Plans, although such reports will be more streamlined as they will consist entirely of payments made to the Distributor and not of detailed reimbursable expenditures.
Continuance of the 12b-1 Plans must be approved by each Board, including a majority of the Independent Trustees, annually. The 12b-1 Plans may be amended by a vote of each Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. The 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of the affected class.
Evaluation by each Board
Each Board considered the Amended 12b-1 Plans at its meeting on December 8-9, 2008. In approving the Amended 12b-1 Plans, each Board, including all the Independent Trustees, determined that there was a reasonable likelihood that the Amended 12b-1 Plans would benefit each of the Funds and the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shareholders of the Funds.
In making its determination to approve the Amended 12b-1 Plans, each Board took into consideration the fact that, as a general matter, the Funds have historically paid the entire 12b-1 fee under the reimbursement plan and the Distributor’s representation that it intended to spend greater amounts on distribution activities. As a result, each Board considered the fact that the Distributor expected on a going forward basis for there to be little, if any, difference in the amounts paid regardless of whether the 12b-1 Plans were reimbursement plans or compensation plans.
Each Board concluded that the change from reimbursement to compensation plans could be expected to result in greater flexibility and ease of administration and accounting with respect to distribution-related payments and expenses.
Required Vote
Each class of shares of each Fund will vote separately on the Proposal with respect to that share class. The vote required to approve the Proposal for each share class is a Majority of the Outstanding Voting Securities of the class.
If Proposal 4 is approved by shareholders of a class of shares of a Fund, the Amended 12b-1 Plan for that class will become effective as to that class immediately upon such approval.
If the Proposal is not approved by the shareholders of a class, the Amended 12b-1 Plan for that class will not become effective and the Current 12b-1 Plan will remain in effect. Each Board, in consultation with JHA, will determine the appropriate course of action to take, which may include submitting an alternative proposal to shareholders of the class at a future shareholders meeting.
Each relevant Board, including all the Independent Trustees, recommends that shareholders of each relevant class of each relevant Fund vote “FOR” Proposal 4.

PROPOSAL 5 — APPROVAL OF THE ADOPTION OF A MANAGER OF MANAGERS STRUCTURE
Introduction
(All Funds, except Classic Value Fund II, International Classic Value Fund and Small Cap Fund)
The Funds each have JHA as their investment manager, subject to the supervision of the applicable Board, pursuant to an Advisory Agreement between JHA and the Trust, on behalf of each Fund. JHA is permitted under the Advisory Agreement, at its own expense, to select and contract with one or more investment subadviser to perform some or all of the investment advisory services for which JHA is responsible under the Advisory Agreement.
If JHA delegates portfolio management duties to a subadviser with respect to a Fund, the 1940 Act requires that the subadvisory agreement must be approved by the shareholders of that Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment manager (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, each Fund must obtain shareholder approval of a subadvisory agreement in order to employ a subadviser, replace an existing subadviser with a new subadviser, materially change the terms of a subadvisory agreement or continue the employment of an existing subadviser whose subadvisory agreement terminates because of an assignment (as such term is defined under the 1940 Act).
Because of the expense and delay associated with obtaining shareholder approval of subadvisers and related subadvisory agreements, many mutual fund investment managers have requested and obtained orders from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, these orders permit the covered mutual funds and their respective managers to employ a “manager of managers” structure with respect to the funds, whereby the investment managers may retain unaffiliated subadvisers for the funds and change the terms of a subadvisory agreement without obtaining shareholder approval.
On January 27, 2000, the SEC issued an exemptive order pursuant to Section 6(c) of 1940 Act that allows the Adviser to enter in and materially amend subadvisory agreements without shareholder approval. This order does not extend to a subadviser that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of a Trust or the Adviser, other than by reason of serving as subadviser to one or more of the Funds.
The proposed manager of managers structure would permit JHA, as each Fund’s investment manager, to make changes to a Fund’s subadvisers and materially amend the subadvisory agreement without shareholder approval. This would allow JHA, subject to a Board’s approval, to select new or additional subadvisers for a Fund and terminate and replace existing subadvisers to a Fund. The manager of managers structure is intended to enable each Fund to operate with greater efficiency and help each Fund enhance performance by allowing the Board and JHA to employ subadvisers best suited to the needs of the Fund without incurring the expense and delay associated with obtaining shareholder approval of a new subadviser and its subadvisory agreement. Each Board believes that it is in the best interests of each Fund and its shareholders to adopt a manager of managers structure. A discussion of the factors considered by each Board is set forth in the section below entitled “Board Approval of Manager of Managers Structure.”
The process of seeking shareholder approval can be administratively expensive to any Fund and may cause delays in executing changes that a Board and JHA have determined are necessary or desirable. These costs are often borne by the Funds (and therefore indirectly by the Funds’ shareholders). Further, if a subadviser of a Fund is involved in a corporate transaction that could be deemed to result in an assignment of its subadvisory agreement, the Fund currently must seek shareholder approval of a new subadvisory agreement, even where there will be no change in the persons managing the Fund or the subadvisory fee paid to the subadviser. If a Fund’s shareholders approve the policy authorizing a manager of managers structure for the Fund, a Board would be able to act more quickly, and with less expense to the Fund, to appoint an unaffiliated subadviser, in instances in which a Board and JHA believe that the appointment would be in the best interests of the Fund and its shareholders.

Each Board, including the Independent Trustees, would continue to oversee the subadviser selection process under the manager of managers structure to help ensure that the interests of shareholders are protected whenever JHA would seek to select a subadviser or modify a subadvisory agreement. Specifically, a Board, including the Independent Trustees, would evaluate and approve each subadvisory agreement as well as any modification to an existing subadvisory agreement. A Board, including a majority of the Independent Trustees, will continue to be required to review and consider the continuance of each subadvisory agreement at least annually, after the expiration of the initial term. In reviewing new or existing subadvisory agreements or modifications to existing subadvisory agreements, a Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser’s compliance with federal securities laws and regulations. JHA and each subadviser will continue to have a legal duty to provide a Board with information on all factors pertinent to that Board’s decision regarding the subadvisory arrangement.
Furthermore, operation of a Fund under the proposed manager of managers structure would not: (1) permit investment management fees paid by a Fund to JHA to be increased without shareholder approval, or (2) diminish JHA’s responsibilities to a Fund, including JHA’s overall responsibility for the portfolio management services furnished by a subadviser. Under the structure, JHA would continue to supervise and oversee the activities of the subadviser(s) to each Fund, monitor each subadviser’s performance and make recommendations to a Board about whether its subadvisory agreement should be continued, modified or terminated. JHA will only enter into new or materially amended subadvisory agreements with shareholder approval, to the extent required by applicable law.
Under the manager of managers structure, a Fund’s shareholders would receive notice of, and information pertaining to, any new subadvisory agreement or any material change to an existing subadvisory agreement for the Fund. In particular, shareholders would receive the same information about a new subadvisory agreement and a new subadviser that they would have received in a proxy statement related to their approval of a new subadvisory agreement in the absence of a manager of managers structure.
Board Approval of Manager of Managers Structure
At a meeting held on December 8-9, 2008, each Board, including the Independent Trustees, unanimously approved the use of the manager of managers structure and determined: (1) that it would be in the best interests of each Fund and its shareholders; and (2) to obtain shareholder approval of the structure. In evaluating this structure, each Board, including the Independent Trustees, considered various factors and other information, including the following:
1.	A manager of managers structure will enable a Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when a Board and JHA believe that such appointment would be in the best interests of the Fund and its shareholders;

2.	JHA would continue to be directly responsible for monitoring a subadviser’s compliance with a Fund’s investment objective(s) and investment strategies and analyzing the performance of the subadviser;

3.	The management fees paid by the Funds to JHA would remain the same and any increase would require shareholder approval; and

4.	No subadviser could be appointed, removed or replaced without a Board’s approval and involvement.
REQUIRED VOTE
Shareholders of each Fund (except Classic Value Fund II, International Classic Value Fund and Small Cap Fund) will vote separately with respect to Proposal 5. For each such Fund, approval of Proposal 5 will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.

If shareholders of a Fund approve the adoption of a manager of managers structure, this structure is expected to become effective immediately upon approval and upon disclosure of the structure in the Fund’s prospectus.
If shareholders of a Fund do not approve the proposed manager of managers structure, the structure will not take effect.
Each applicable Board, including all the Independent Trustees, recommends that shareholders of each such Fund vote “FOR” Proposal 5.
PROPOSAL 6 — REVISION TO MERGER APPROVAL REQUIREMENTS
Introduction
(All Funds)
Shareholders are being asked to approve the amendment to each Trust’s Declaration of Trust. Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the need for affiliated funds to incur the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, Rule 17a-8, as amended, would permit the combination of two small Funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The rule still requires a fund board (including a majority of the independent trustees) to determine that any combination is in the best interests of the combining funds and will not dilute the interest of existing shareholders. Shareholders of an acquired affiliated fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders.
Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by Rule 17a-8. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees. The proposed amendment to the Declaration of Trust, consistent with the amended affiliated fund merger rule, authorizes the Trustees to approve a merger, consolidation or sale of assets of a Fund without a shareholder action or approval only if permitted by the 1940 Act, Massachusetts law and other applicable laws and regulations. The amendment will provide the Trustees with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Funds that operate more efficiently and economically. If the amendment is approved, the Trustees will, as stated above, continue to exercise their fiduciary obligations in approving any combination transaction. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.
Article VIII, Section 8.4 of each Declaration of Trust addresses “Merger, Consolidation and Sale of Assets.” If the proposed amendment is approved by shareholders, Section 8.4 as so amended will provide as follows (new language is in bold):
Section 8.4 Merger, Consolidation and Sale of Assets. The Trust or any Series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the independent Trustees, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulations; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
REQUIRED VOTE
Approval of the amendment to each Declaration of Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of each Trust. If the Proposal is approved, the amendment will become effective upon the later to occur of: (1) approval of shareholders of the Trust; or (2) the execution of an amendment to the Declaration of Trust signed by a majority of the Trustees. If the Proposal is not approved, this amendment will not be made to the Declaration of Trust.
Each Board, including all the Independent Trustees each Trust, recommends that shareholders of each Trust vote “FOR” Proposal 6.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm for each Fund for its fiscal year and served as such for the prior fiscal period. PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.
Audit Fees. These fees represent aggregate fees billed to a Fund for the last two 12-month fiscal years (and, in the case of the Funds of Capital Series and Investment Trust, for each such Fund’s respective fiscal period ended October 31, 2008) (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.
Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.
Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.
All Other Fees. These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years by Funds that Did Not Change Fiscal Year Ends in 2008

Fund (12-	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Month Fiscal	Last	Prior	Last	Prior	Last	Prior	Last	Prior
Year End)	FYE	FYE	FYE	FYE	FYE	FYE	FYE	FYE
Bond (5-31)	$33,050	$33,050	$0	$0	$4,450	$4,450	$0	$0
California Tax-Free Income (8-31)	$26,850	$26,850	$0	$0	$3,400	$3,400	$0	$0
Financial Industries (10-31)	$32,719	$22,350	$0	$0	$3,000	$3,000	$0	$0
Global Real Estate (10-31)	$34,905	$12,500	$0	$0	$1,600	$1,600	$0	$0
Government Income (5-31)	$28,700	$28,700	$0	$0	$3,600	$3,600	$0	$0
Greater China Opportunities (10-31)	$31,833	$19,000	$0	$0	$3,500	$3,500	$0	$0
Health Sciences (10-31)	$36,670	$26,300	$0	$0	$3,000	$3,000	$0	$0
High Yield (5-31)	$31,350	$31,350	$0	$0	$3,950	$3,950	$0	$0
High Yield Municipal Bond (8-31)	$25,450	$25,450	$0	$0	$3,200	$3,200	$0	$0
Investment Grade Bond (5-31)	$25,350	$25,350	$0	$0	$3,200	$3,200	$0	$0
Massachusetts Tax-Free Income (8-31)	$17,800	$17,800	$0	$0	$2,500	$2,500	$0	$0
Large Cap Select (12-31)	$19,050	$19,050	$0	$0	$2,250	$2,250	$0	$0
Mid Cap Equity (10-31)	$25,519	$10,000	$0	$0	$1,050	$1,050	$0	$0
Money Market (3-31)	$28,900	$23,900	$0	$0	$3,000	$3,000	$0	$0

Fund (12-	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Month Fiscal	Last	Prior	Last	Prior	Last	Prior	Last	Prior
Year End)	FYE	FYE	FYE	FYE	FYE	FYE	FYE	FYE
New York Tax-Free Income (8-31)	$17,800	$17,800	$0	$0	$2,500	$2,500	$0	$0
Regional Bank (10-31)	$41,421	$31,050	$0	$0	$3,500	$3,500	$0	$0
Small Cap (10-31)	$26,183	$15,850	$0	$0	$2,000	$2,000	$0	$0
Small Cap Equity (10-31)	$38,271	$27,900	$0	$0	$3,950	$3,950	$0	$0
Strategic Income (5-31)	$36,200	$36,200	$0	$0	$5,750	$5,750	$0	$0
Tax-Free Bond (8-31)	$27,600	$27,600	$0	$0	$3,500	$3,500	$0	$0
Fees Paid to PwC for the Last Two Fiscal Years Ended December 31, 2007
and the Fiscal Period Ended October 31, 2008

	Audit Fees			Audit Related Fees			Tax Fees			All Other Fees
Fund	2006	2007	2008	2006	2007	2008	2006	2007	2008	2006	2007	2008
Balanced	$26,250	$26,250	$36,556	$0	$0	$0	$3,300	$3,300	$3,300	$0	$0	$0
Classic Value	$18,700	$18,700	$27,566	$0	$0	$0	$2,600	$2,600	$2,600	$0	$0	$0
Classic Value II	$18,800	$18,800	$26,523	$0	$0	$0	$2,500	$2,500	$1,050	$0	$0	$0
Global Opportunities	$8,700	$8,700	$25,263	$0	$0	$0	$2,350	$2,350	$1,050	$0	$0	$0
International Classic Value	$18,800	$18,800	$35,024	$0	$0	$0	$2,500	$2,500	$2,600	$0	$0	$0
Large Cap Equity	$30,500	$30,500	$37,607	$0	$0	$0	$3,900	$3,900	$3,900	$0	$0	$0
Small Cap Intrinsic Value	$8,700	$8,700	$24,763	$0	$0	$0	$2,350	$2,350	$1,050	$0	$0	$0
Sovereign Investors	$31,300	$31,300	$44,232	$0	$0	$0	$4,000	$4,000	$4,000	$0	$0	$0
U.S. Global Leaders Growth	$19,300	$19,300	$28,667	$0	$0	$0	$3,000	$3,000	$3,000	$0	$0	$0
The SEC’s auditor independence rules require each Trust’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. Each Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC). The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require each Audit Committee to pre-approve non-audit services provided by PwC to MFC (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the relevant Audit Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by an Audit Committee. Each Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. Each Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by PwC, would result in PwC losing its independence.
The following tables show the aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Adviser and the Affiliated Service Providers for the indicated fiscal year and period ends.
Non-Audit Fees for Funds that Did Not Change Fiscal Year Ends in 2008

Fiscal Year End	2007	2008
March 31	$875,192	$1,354,936
May 31	$3,285,809	$1,367,498
August 31	$1,699,335	$877,545
October 31	$1,424,769	$4,609,372
Non-Audit Fees for Funds that Changed Fiscal Year Ends in 2008

FYE 12-31-06	FYE 12-31-07	FPE 10-31-08
$900,942	$1,579,573	$4,610,322
During the Reporting Periods, PwC billed no fees that an Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
Each Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.
SHAREHOLDERS AND VOTING INFORMATION
Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.
As of the Record Date, the Class NAV shares of the Funds, as applicable, were held principally by the Lifestyle Portfolios, the Lifecycle Portfolios and the Absolute Return Portfolio, which are portfolios of JHF II, a separate series investment company in the John Hancock Fund Complex (collectively, the “Funds of Funds”), each of which operates as a fund of funds and invests in shares of other registered investment companies, including the Funds. No JHF II Fund exercises any discretion in voting the shares of the Funds held by the Funds of Funds.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of a Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of a Fund will be presumed to control that class of shares of a Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Fund of Funds or with the Funds but rather with the subadviser to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, the Funds do not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.
Information as to the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix F (“Outstanding Shares and Share Ownership”) to this Proxy Statement.
Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.
Voting Procedures
Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trusts a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable proposals.
Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of a Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities of a Trust or a Fund, as applicable, is required to approve a proposal, except as otherwise stated herein.
Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of a Trust’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.
Abstentions and Broker “Non-Votes.” If a proxy is marked with an abstention or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum but will not be counted as votes cast with respect to a proposal. Therefore, with respect to a proposal that requires for its approval a Majority of the Outstanding Voting Securities (Proposals 2 through 6), abstentions and broker non-votes may have the same effect as a vote “against” the proposal.
In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a Trust or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable, are present in person or by proxy; or
(2) more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable.
Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the Funds, allocated among them on the basis of their relative net assets.
Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of a Trust; by personnel of a Fund’s investment adviser, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with D.F. King & Co., Inc., a third party solicitation firm, has agreed to provide proxy solicitation services to the Funds at a cost of approximately $[                    ]. The Funds will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.
Fund Voting. Shares of all Funds of each Trust will vote in the aggregate and not separately by Fund or class of shares with respect to the election of Trustees (Proposal 1) and the revision of the Trusts’ merger approval procedures (Proposal 6). Shares of the applicable Fund or Funds will vote separately, and in the aggregate and not by class of shares, on the proposals with respect to amendments to the Advisory Agreement (Proposal 2), to the fundamental investment policies and restrictions of the Funds (Proposal 3) and to the adoption of a Manager of Managers Structure (Proposal 5). Shares of the Funds will vote separately, and individually by class of shares on the proposal with respect to the Amendment of the 12b-1 Plans (Proposal 4).
Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, the Trusts may also arrange to have votes recorded by telephone by officers and employees of the Trusts or by the personnel of the Adviser, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.
A shareholder will be called on a recorded line at the telephone number in a Trust’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.
The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
Alternatively, a shareholder may call a Trust’s Voice Response Unit to vote by taking the following steps:
•	Read the Proxy Statement and have your proxy card at hand.

•	Call the toll-free-number located on your proxy card.

•	Follow recorded instructions.
With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.
To vote via the Internet:
■	Read the Proxy Statement and have your proxy card(s) at hand.

■	Go to the Web site on the proxy card.

■	Enter the “control number” found on your proxy card.

■	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

■	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.
OTHER MATTERS
No Board knows of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
No Trust is required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of that Trust must be received by a Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARDS OF TRUSTEES
February 6, 2009, Boston, Massachusetts
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE.

APPENDICES
PROXY STATEMENT OF
JOHN HANCOCK BOND TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
JOHN HANCOCK CAPITAL SERIES
JOHN HANCOCK CURRENT INTEREST
JOHN HANCOCK EQUITY TRUST
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK SERIES TRUST
JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK TAX-EXEMPT SERIES FUND
JOHN HANCOCK WORLD FUND
SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 2009

Appendix A	Procedures for the Selection of Independent Trustees

Appendix B	Proposed New Form of Advisory Agreement

Appendix C	Additional Information about the Adviser and the Advisory Agreements

Appendix D	Advisory Fee Schedules and Comparable Funds Managed by the Adviser

Appendix E	Form of Amended 12b-1 Plan

Appendix F	Outstanding Shares and Share Ownership
John Hancock Funds, LLC
MEMBER FINRA / SIPC
601 Congress Street
Boston, MA 02210-2805
1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com
•	Mutual Funds
•	Institutional Services
•	Private Managed Accounts
•	Retirement Plans

APPENDIX A
JOHN HANCOCK FUNDS

PROCEDURES FOR THE SELECTION OF INDEPENDENT TRUSTEES
1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.
3. Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.
4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.
5. Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.
Application of Criteria to Existing Trustees
The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating, Governance and Administration Committee (the “Committee”) shall consider the existing Trustee’s performance on the Board and any committee.
Review of Shareholder Nominations
Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.
As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. The Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

A-1

APPENDIX B
JOHN HANCOCK RETAIL FUNDS
FORM OF ADVISORY AGREEMENT
     Advisory Agreement dated                                                              , 2009, between John Hancock                                         , a Massachusetts business trust (the “Trust”), and John Hancock Advisers, LLC, a Delaware limited liability company (“JHA” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1. APPOINTMENT OF ADVISER
     The Trust hereby appoints JHA, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the funds of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the “Funds”). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.
2. DUTIES OF THE ADVISER
a.	Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Funds; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor each Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies, as set forth in the Trust’s registration statement with the Securities and Exchange Commission, of any Fund or Funds under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

b.	The Adviser shall furnish to the Trust the following:
i.	Office and Other Facilities. — The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

ii.	Trustees and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Trust without remuneration from or other cost to the Trust.

iii.	Investment Personnel. — The Adviser shall furnish to the Trust, at the Trust’s expense, any other personnel necessary for the oversight and/or conduct of the investment operations of the Trust. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Trust pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to-time in effect between the Trust and the Adviser or another party for legal, accounting, administrative and other any other non-investment related services; (b) related to and to be performed under the Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services; or (c) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

iv.	Reports to Trust. — The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.
c.	In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay the compensation of the President and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.
d.	With respect to any one or more of the Funds named in Appendix A, the Adviser may elect to manage the investments and determine the composition of the assets of the Funds, subject to the approval of the Trustees of the Trust. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Trust, will manage the investments and determine the composition of the assets of the Funds in accordance with the Trust’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Funds, the Adviser:
i.	will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Funds or are under consideration for inclusion in the Funds;

ii.	will formulate and implement a continuous investment program for each Fund consistent with the investment objectives and related investment policies for each such Fund as described in the Trust’s registration statement, as amended;

iii.	will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	will regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;

v.	will provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Funds for which market quotations are not readily available;

vi.	will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Trust and the Adviser or another party);

vii.	will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

viii.	to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients;

ix.	will maintain all accounts, books and records with respect to the Funds as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder; and

x.	will vote all proxies received in connection with securities held by the Funds.
3. EXPENSES ASSUMED BY THE TRUST
     The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:
a.	Edgarization, Printing and Mailing. — Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and (iii) all tax returns;
b.	Compensation of Officers and Trustees. — Compensation of the officers and Trustees of the Trust (other than persons serving as President or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);
c.	Registration and Filing Fees. — Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the 1940 Act and the registration of the Trust’s shares under the Securities Act of 1933, as amended;
d.	Custodial Services. — The charges and expenses of the custodian appointed by the Trust for custodial services;
e.	Accounting Fees. — The charges and expenses of the independent accountants retained by the Trust;
f.	Legal, Accounting and Administrative Services. — The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Trust from time to time in effect with respect to the provision of legal (including registering and qualifying Fund shares with regulatory authorities), as well as accounting, administrative and any other non-investment related services.
g.	Transfer, Bookkeeping and Dividend Disbursing Agents. — The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;
h.	Commissions. — Broker’s commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;
i.	Taxes. — Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;
j.	Stock Certificates. — The cost of stock certificates, if any, representing shares of the Trust;

k.	Membership Dues. — Association membership dues, as explicitly approved by the Trustees;
l.	Insurance Premiums. — Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;
m.	Shareholders and Trustees Meetings. — Expenses of shareholders and Trustees meetings;
n.	Pricing. — Pricing of the Trust Funds and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;
o	Interest. — Interest on borrowings;
p.	Communication Equipment. — All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and
q.	Nonrecurring and Extraordinary Expense. — Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.
4. COMPENSATION OF ADVISER
     Subject to the provisions of section 2(d) of this Agreement, the Adviser shall be entitled to a fee, accrued and paid daily, at such annual percentage rates, as specified in Appendix A to this Agreement, of the average daily net asset value of the Fund.
5. NON-EXCLUSIVITY
     The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.
6. SUPPLEMENTAL ARRANGEMENTS
     The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.
7. CONFLICTS OF INTEREST
     It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or the organizational documents of the Adviser or by specific provision of applicable law.
8. REGULATION
     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9. DURATION AND TERMINATION OF AGREEMENT
     This Agreement shall become effective on the later of (i) its execution and (ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.
     Following the effectiveness of the Agreement with respect to any Fund, if the Agreement terminates with respect to such Fund because the shareholders of such Fund fail to provide any requisite approval under the 1940 Act for the continued effectiveness of the Agreement, the Adviser will continue to act as investment adviser with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less; provided further, for the elimination of doubt, the failure of shareholders of any Fund to approve a proposed amendment to the Agreement is not a termination of the Agreement with respect to such Fund and, in such event, the Agreement shall continue with respect to such Fund as previously in force and effect.
     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its “assignment” (as defined in the 1940 Act).
10. PROVISION OF CERTAIN INFORMATION BY ADVISER.
     The Adviser will promptly notify the Trust in writing of the occurrence of any of the following:
a.	the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;
b.	the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and
c.	the chief executive officer or managing member of the Adviser or the portfolio manager of any Fund changes.
11. AMENDMENTS TO THE AGREEMENT
     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

12. ENTIRE AGREEMENT
     This Agreement contains the entire understanding and agreement of the parties.
13. HEADINGS
     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.
14. NOTICES
     All notices required to be given pursuant to this Agreement shall he delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.
15. SEVERABILITY
Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
16. GOVERNING LAW
     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the 1940 Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the 1944 Act, the latter shall control.
17. NAME OF THE TRUST AND FUNDS
     The Trust, on behalf of itself and with respect to any Fund, may use the name “John Hancock” or any name or names derived from or similar to the names “John Hancock Investment Management Services, LLC,” “John Hancock Life Insurance Company” or “John Hancock Financial Services, Inc.” only for so long as this Agreement remains in effect as to the Trust or the particular Fund. At such time as this Agreement shall no longer be in effect as to the Trust or a particular Fund, the Trust or the particular Fund, as the case may be, will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Trust or the particular Fund is advised by or otherwise connected with the Adviser. The Trust acknowledges that it has adopted the name John Hancock Funds III through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “John Hancock” or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.
18. LIMITATION OF LIABILITY UNDER THE DECLARATION OF TRUST
     The Declaration of Trust establishing the Trust, dated                                                               ,                     , a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be subject to any personal liability in connection with Trust property or the affairs of the Trust and that all persons should shall look solely to the Trust property or to the property of one or more specific Funds for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

19. LIABILITY OF THE ADVISER
     In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a Fund.
20. INDEMNIFICATION
a.	To the fullest extent permitted by applicable law, the Trust shall, on behalf of each Fund, indemnify the Adviser, its affiliates and the officers, directors, employees and agents of the Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the particular Fund and not resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the indemnitee in the performance of the obligations and duties of the indenmitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Trust or a Fund may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust’s prior written consent. Any amounts payable by the Trust under this section shall be satisfied only against the assets of the particular Fund(s) involved in the claim, demand, action or suit and not against the assets of any other Fund(s) of the Trust.
b.	Any indemnification or advancement of expenses made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to a Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.
c.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of a Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK
By:
Name
Title

JOHN HANCOCK ADVISERS, LLC

By:
Name
Title

APPENDIX C
ADDITIONAL INFORMATION ABOUT THE ADVISER
AND THE ADVISORY AGREEMENTS
     The information set forth below regarding the Adviser and the Advisory Agreements should be read in conjunction with the discussion of Proposals 2 and 4 in the proxy statement.
Prior Approvals of the Advisory Agreements
     Each Trust has an Advisory Agreement with John Hancock Advisers, LLC (the “Adviser”) on behalf of each Fund. These Advisory Agreements were most recently approved by the Boards on June 10, 2008 in connection with their annual continuance. This table states the date that an Advisory Agreement became effective as to each Fund, and the date of the Agreement’s most recent approval by shareholders.

Date of Most Recent
Fund	Effective Date	Shareholder Approval
Balanced	December 2, 1996	December 2, 1996

Bond	January 1, 1994	December 8, 1993

California Tax-Free Income	December 22, 1994	December 22, 1994

Classic Value	November 8, 2002	November 8, 2002

Classic Value II	July 1, 2006	June 7, 2006

Financial Industries	July 1, 1996	January 14, 1997

Global Opportunities	February 28, 2005	February 28, 2005

Global Real Estate	November 1, 1999	November 1, 1999

Government Income	August 30, 1996	December 22, 1994

Greater China Opportunities	June 1, 2005	June 8, 2005

Health Sciences	June 24, 1991	March 4, 1994

High Yield	August 30, 1996	December 22, 1994

High Yield Municipal Bond	September 30, 1996	December 22, 1994

International Classic Value	February 28, 2006	February 28, 2006

Investment Grade Bond	September 22, 1995	December 22, 1994

Large Cap Equity	December 22, 1994	December 22, 1994

Large Cap Select	August 25, 2003	August 25, 2003

Massachusetts Tax-Free Income	July 1, 1996	October 2, 1996

Mid Cap Equity	August 4, 2003	August 4, 2003

Money Market	December 2, 1996	September 12, 1995

New York Tax-Free Income	July 1, 1996	October 2, 1996

Regional Bank	July 1, 1996	January 14, 1997

Small Cap	December 3, 2004	December 3, 2004

Small Cap Equity	October 31, 1998	October 31, 1998

Small Cap Intrinsic Value	February 28, 2005	February 28, 2005

Sovereign Investors	December 2, 1996	January 3, 1994

Date of Most Recent
Fund	Effective Date	Shareholder Approval
Strategic Income	January 1, 1994	September 21, 1993

Tax-Free Bond	December 22, 1994	December 22, 1994

U.S. Global Leaders Growth	May 13, 2002	May 8, 2002
Management and Control of the Adviser
     JHA is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. JHA is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Advisers Act. The following table sets forth the principal executive officers and directors of the Adviser and their principal occupations. The business address of each such person is 601 Congress Street, Boston, Massachusetts 02210.

Name	Position with JHA	Position with each Trust	Principal Occupation
James R. Boyle	Chairman, Director	Trustee	President, JHLICO (U.S.A.)

Keith F. Hartstein	President, Chief Executive Officer and Director	President and Chief Executive Officer	President and Chief Executive Officer, JHA

John G. Vrysen	Executive Vice President, Chief Operating Officer and Director	Chief Operating Officer	Executive Vice President and Chief Operating Officer, JHA

John J. Danello	Senior Vice President	Vice President, Law	Senior Vice President, JHA

Bruce Speca	Chief Investment Officer	Senior Vice President, Investments	Chief Investment Officer, JHA

Jeffrey H. Long	Chief Financial Officer	None	Chief Financial Officer, JHA

Francis V. Knox	Chief Compliance Officer	Chief Compliance Officer*	Chief Compliance Officer, John Hancock Financial Services

Thomas M. Kinzler	Chief Legal Counsel	Secretary and Chief Legal Officer	Chief Legal Counsel, JHA
     The Adviser pays a subadvisory fee to each Fund’s subadviser out of the advisory fee that the Adviser receives from that Fund. Two subadvisers are affiliates of the Adviser: MFC Global Investment Management (U.S.), LLC; and MFC Global Investment Management (U.S.A.) Limited.
Payments by the Funds to Affiliates of the Adviser
     Distribution Fees
     John Hancock Funds, LLC (the “Distributor”), an indirect wholly owned subsidiary of MFC, is the distributor and principal underwriter for each Fund. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority

*	Mr. Knox has been appointed each Trust’s Chief Compliance Officer by the Trustees, including a majority of the Independent Trustees.

(“FINRA”). Other than Rule 12b-1 fees, the Distributor does not receive compensation from a Fund. A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in FINRA Rule 2830(d)(5). The amounts that the relevant share classes of each Fund paid to the Distributor for the Fund’s most recent 12-month fiscal year (and, in the case of the Funds of John Hancock Capital Series (“Capital Series”) and John Hancock Investment Trust (“Investment Trust”), for each such Fund’s respective fiscal period ended October 31, 2008) are detailed in the proxy statement in the discussion of Proposal 4. The following table shows the date that each Rule 12b-1 Plan was adopted or most recently amended.

Date Plan Adopted or
Fund (FYE)	Share Class	Amended
Balanced (12/31)	Class A	December 2, 1996
	Class B	December 2, 1996
	Class C	May 1, 1999
	Class R	August 1, 2008
	Class R1	August 1, 2008
	Class R2	August 1, 2008
	Class R3	August 1, 2008
	Class R4	August 1, 2008
	Class R5	August 1, 2008

Bond (5/31)	Class A	May, 1, 1995
	Class B	May 1, 1995
	Class C	October 1, 1998
	Class R1	August 1, 2003

California Tax-Free Income (8/31)	Class A	December 22, 1994
	Class B	December 22, 1994
	Class C	April 1, 1999

Classic Value (12/31)	Class A	November 8, 2002
	Class B	November 8, 2002
	Class C	November 8, 2002
	Class R1	August 1, 2003

Classic Value II (12/31)	Class A	July 1, 2006
	Class B	July 1, 2006
	Class C	July 1, 2006
	Class R1	July 1, 2006

Financial Industries (10/31)	Class A	June 3, 1997
	Class B	June 3, 1997
	Class C	March 1, 1999

Global Opportunities (12/31)	Class A	February 28, 2005
	Class B	February 28, 2005
	Class C	February 28, 2005

Global Real Estate (10/31)	Class A	November 1, 1999
	Class B	November 1, 1999
	Class C	November 1, 1999

Government Income (5/31)	Class A	August 30, 1996
	Class B	August 30, 1996
	Class C	April 1, 1999

Greater China Opportunities (10/31)	Class A	June 1, 2005
	Class B	June 1, 2005
	Class C	June 1, 2005

Health Sciences (10/31)	Class A	January 3, 1994
	Class B	March 4, 1994
	Class C	March 1, 1999

High Yield (5/31)	Class A	August 30, 1996
	Class B	August 30, 1996
	Class C	May 1, 1998

Date Plan Adopted or
Fund (FYE)	Share Class	Amended
High Yield Municipal Bond (8/31)	Class A	December 22, 1994
	Class B	September 30, 1996
	Class C	April 1, 1999

Investment Grade Bond (5/31)	Class A	December 22, 1994
	Class B	December 22, 1994
	Class C	April 1, 1999

International Classic Value (12/31)	Class A	February 28, 2006
	Class B	February 28, 2006
	Class C	February 28, 2006

Large Cap Equity (12/31)	Class A	December 22, 1994
	Class B	December 22, 1994
	Class C	May 1, 1998

Large Cap Select (12/31)	Class A	August 25, 2003
	Class B	August 25, 2003
	Class C	August 25, 2003
	Class R1	November 3, 20003

Money Market (3/31)	Class A	December 2, 1996
	Class B	December 2, 1996
	Class C	May 1, 1998

Massachusetts Tax-Free Income (8/31)	Class A	July 1, 1996
	Class B	July 1, 1996
	Class C	April 1, 1999

Mid Cap Equity (10/31)	Class A	August 4, 2003
	Class B	August 4, 2003
	Class C	August 4, 2003

New York Tax-Free Income (8/31)	Class A	July 1, 1996
	Class B	July 1, 1996
	Class C	April 1, 1999

Regional Bank (10/31)	Class A	June 3, 1997
	Class B	June 3, 1997
	Class C	March 1, 1999

Small Cap (10/31)	Class A	December 3, 2004
	Class B	December 3, 2004
	Class C	December 3, 2004

Small Cap Equity (10/31)	Class A	October 31, 1998
	Class B	October 31, 1998
	Class C	October 31, 1998
	Class R1	August 1, 2003

Small Cap Intrinsic Value (12/31)	Class A	February 28, 2005
	Class B	February 28, 2005
	Class C	February 28, 2005

Sovereign Investors (12/31)	Class A	December 2, 1996
	Class B	December 2, 1996
	Class C	May 1, 1998
	Class R1	August 1, 2003

Strategic Income (5/31)	Class A	January 3, 1994
	Class B	December 8, 1998
	Class C	May 1, 1998
	Class R1	August 1, 2003

Tax-Free Bond (8/31)	Class A	June 26, 1996
	Class B	December 22, 1994
	Class C	April 1, 1999

Date Plan Adopted or
Fund (FYE)	Share Class	Amended
U.S. Global Leaders Growth (12/31)	Class A	May 13, 2002
	Class B	May 13, 2002
	Class C	May 13, 2002
	Class R1	August 1, 2003
     Transfer Agency Fees
     John Hancock Signature Services, Inc. (“Signature Services”), an affiliate of JHA, is the transfer and dividend paying agent for each of the Funds. Each Fund pays Signature Services a monthly fee that is based on an annual rate, plus certain out-of-pocket expenses. Expenses for a Fund are aggregated and allocated to each class on the basis of their relative net asset values. The following tables show the transfer agency fees paid by the Funds to Signature Services for the last 12-month fiscal year (and, in the case of the Funds of Capital Series and Investment Trust, for each such Fund’s respective fiscal period ended October 31, 2008).
Transfer Agency Fee Information for Funds that Did Not Change Fiscal Year Ends in 2008

Fund (FYE)	Net Transfer Agency Fees
Bond (5-31-08)	$1,725,560
California Tax-Free Income (8-31-08)	$129,294
Financial Industries (10-31-08)	$1,129,060
Global Real Estate (10-31-08)	$173,748
Government Income (5-31-08)	$570,913
Greater China Opportunities (10-31-08)	$558,468
Health Sciences (10-31-08)	$670,393
High Yield (5-31-08)	$1,457,218
High Yield Municipal Bond (8-31-08)	$61,596
Investment Grade Bond (5-31-08)	$186,968
Large Cap Select (12-31-08)	$120,037
Massachusetts Tax-Free Income (08-31-08)	$65,784
Mid Cap Equity (10-31-08)	$35,025
Money Market (3-31-08)	$501,578
New York Tax-Free Income (8-31-08)	$39,239
Regional Bank (10-31-08)	$2,350,974
Small Cap (10-31-08)	$356,782
Small Cap Equity (10-31-08)	$2,087,648
Strategic Income (5-31-08)	$1,654,666
Tax-Free Bond (8-31-08)	$367,638
Transfer Agency Fee Information for Funds that Changed Fiscal Year Ends in 2008

	Transfer Agency Fees
Fund	FYE 12-31-07	FPE 10-31-08
Balanced	$368,155	892,396
Classic Value	$12,645,000	5,632,562
Classic Value II	$221,804	111,977
Global Opportunities	$11,291	77,715
International Classic Value	$44,750	29,752
Large Cap Equity	$1,873,786	3,116,806
Small Cap Intrinsic Value	$292,346	487,942
Sovereign Investors	$1,724,125	1,334,689
U.S. Global Leaders Growth	$3,350,292	2,193,886

APPENDIX D
ADVISORY FEE SCHEDULES AND
COMPARABLE FUNDS MANAGED BY THE ADVISER
     This Appendix sets forth the advisory fee schedule under the current Advisory Agreements for each of the Funds, the amount of advisory fees paid during the most recently completed fiscal year, as well as other amounts paid to JHA. In addition to these Funds, JHA currently acts as investment adviser to nine closed-end funds. This Appendix also discusses the Funds and other investment companies advised by JHA or an affiliate that have investment objectives and policies in common with those of the Funds.
     Under the Advisory Agreements, the Adviser receives, as compensation for its services, a fee from each Trust computed separately for each Fund. The tables below set forth each Fund’s advisory fee schedule, as well as the following as of the end of the Fund’s most recent 12-month fiscal year (and, in the case of the Funds of Capital Series and Investment Trust, for each such Fund’s respective fiscal period ended October 31, 2008): net assets, the amount of advisory fees paid to JHA, and the amount of accounting and legal service fees paid by to JHA. Information with respect to applicable fee waivers and expense reimbursements is set forth in the notes following the tables.
Net Assets, Advisory Fee Schedules and Payments to the Adviser for
Funds that Did Not Change Fiscal Year Ends in 2008

				Accounting
			Advisory	and Legal
Fund (FYE)	Net Assets	Advisory Fee Schedule	Fees	Services Fees
Bond (5-31-08)	$917,467,114	0.500% — first $1.5 billion;	$4,713,492	$104,139
		0.450% — next $500 million;
		0.400% — next $500 million;
		0.350% — excess over $2.5 billion.
California Tax-Free Income (8-31-08)	$317,512,910	0.550% — first $500 million;	$1,790,496	$37,228
		0.500% — excess over $500 million.
Financial Industries (10-31-08)	$340,263,522	0.800% — first $500 million;	$4,335,887	$63,351
		0.750% — next $500 million;
		0.735% — next $1 billion;
		0.725% — excess over $2 billion.
Global Real Estate (1) (10-31-08)	$22,722,562	0.800% — first $1.5 billion;	$234,353	$5,689
		0.750% — excess over $1.5 billion.
Government Income(2)(5-31-08)	$349,103,829	0.625% — first $300 million;	$1,942,883	$39,123
		0.500% — excess over $300 million.
Greater China Opportunities (10-31-08)	$100,640,038	1.00%	$2,387,095	$27,171

Health Sciences (10-31-08)	$121,337,907	0.80% — first $200 million;	$1,264,321	$18,542
		0.70% — excess over $200 million.
High Yield (5-31-08)	$1,178,996,229	0.625% — first $75 million;	$6,969,027	$144,239
		0.5625% — next $75 million;
		0.500% — next $2.350 billion;
		0.475% — next $2.5 billion;
		0.450% — excess over $5 billion.
High Yield Municipal Bond (8-31-08)	$124,642,830	0.625% — first $75 million;	$602,797	$11,478
		0.5625% — next $75 million;
		0.500% — excess over $150 million.
Investment Grade Bond (5-31-08)	$116,658,720	0.400% — first $1.5 billion;	$479,267	$13,372
		0.385% — excess over $1.5 billion.

				Accounting
			Advisory	and Legal
Fund (FYE)	Net Assets	Advisory Fee Schedule	Fees	Services Fees
Large Cap Select (12-31-08)		0.75% — first $2.7 billion; and
		1.00% — excess over $2.7 billion.
Massachusetts Tax-Free Income	$119,324,180	0.500% — first $250 million;	$547,982	$12,632
(8-31-08)		0.450% — next $250 million;
		0.425% — next $500 million;
		0.400% — next $250 million;
		0.300% — excess over $1.250 billion.
Mid Cap Equity(3)	$15,730,348	0.800% — first $500 million;	$34,084	$3,034
(10-31-08)		0.750% — next $500 million;
		0.700% — excess over $1 billion.
Money Market(4)	$382,832,124	0.500% — first $500 million;	$1,158,557	$32,004
(3-31-08)		0.425% — next $250 million;
		0.375% — next $250 million;
		0.350% — next $500 million;
		0.325% — next $500 million;
		0.300% — next $500 million;
		0.275% — excess over $2.5 billion.
New York Tax-Free Income	$54,905,280	0.500% — first $250 million;	$270,335	$5,595
(8-31-08)		0.450% — next $250 million;
		0.425% — next $500 million;
		0.400% — next $250 million;
		0.300% — excess over $1.250
		billion.
Regional Bank (10-31-08)	$905,880,621	0.800% — first $500 million;	$7,780,676	$118,447
		0.750% — next $500 million;
		0.735% — next $1 billion;
		0.725% — excess over $2 billion.
Small Cap(5)	$56,979,175	0.900% — first $1 billion;	$1,155,876	$14,729
(10-31-08)		0.850% — excess over $1 billion.
Small Cap Equity (10-31-08)	$308,189,490	0.700% — first $1 billion;	$3,788,958	$68,947
		0.685% — excess over $1 billion.
Strategic Income (5-31-08)	$1,161,003,963	0.600% — first $100 million;	$4,414,875	$132,653
		0.450% — next $150 million;
		0.400% — next $250 million;
		0.350% — next $150 million;
		0.300% — excess over $650 million.
Tax-Free Bond (8-31-08)	$443,074,144	0.550% — first $550 million;	$2,455,139	$51,330
		0.500% — next$500 million;
		0.450% — excess over $1 billion.

(1)	Global Real Estate Fund. The Adviser has contractually limited net operating expenses to 1.54% for Class A, 2.24% for Class B and 2.24% for Class C of the Fund’s average daily net assets until June 30, 2009.

(2)	Government Income Fund. Effective September 13, 2005, the Adviser contractually limited the management fee to 0.55% until at least September 30, 2009.

(3)	Mid Cap Equity Fund. The Adviser has contractually agreed to reimburse for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.90% of the Fund’s average net assets. In addition, the Adviser has agreed to a contractual expense limit on class specific expenses (including transfer agent fees and 12b-1 fees). These limits are as follows: 1.38% for Class A, 2.05% for Class B and 1.98% for Class C. The expense reimbursement, expense limitation and transfer agent fee reimbursements shall continue in effect until February 28, 2009 and thereafter until terminated by the Adviser and Transfer Agent on notice to the Fund. The Adviser reserves the right to terminate this limitation in the future.

(4)	Money Market Fund. The Adviser has contractually limited advisory fee to 0.40% until July 31, 2009 and includes fee reductions due to earnings credits received from its transfer agent as a result of uninvested cash balances.

(5)	Small Cap Fund. The Adviser has contractually agreed to reimburse certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) that exceed 1.05% of the Fund’s average net assets. In addition, the Adviser has agreed to a contractual expense limit on class specific expenses (including transfer agent fees and 12b-1 fees). These limits are as follows: 1.65% for Class A, 2.35% for class B, and 2.35% for Class C.
Advisory Fee Schedules for Funds that Changed Fiscal Year Ends in 2008

Fund	Advisory Fee Schedule
Balanced	0.600% — first $2 billion;
0.550% — excess over $2 billion.
Classic Value(1)	0.85% — first $2.5 billion;
0.825% — next $2.5 billion;
0.80% — excess over $5 billion.
Classic Value II(2)	0.80% — first $2.5 billion;
0.78% — next $2.5 billion;
0.76% — excess over $5 billion.
Global Opportunities(3)	0.850% — first $500 million;
0.825% — next $500 million;
0.800% — excess over $1 billion.
International Classic Value(4)	1.05% — first $1 billion;
1.00% — excess over $1 billion.
Large Cap Equity	0.625% — first $3 billion;
0.600% — excess over $3 billion.
Small Cap Intrinsic Value(5)	0.900% — first $1 billion;
0.850% — excess over $1 billion.
Sovereign Investors	0.600% — first $750 million;
0.550% — next $750 million and $1.5 billion;
0.500% — next $1.5 billion and $2.5 billion;
0.450% — excess over $2.5 billion.
U.S. Global Leaders Growth(6)	0.750% — first $2 billion;
0.70% — next $2 billion and $5 billion;
0.650% — excess over $5 billion.
Fee Waivers and Expense Limits

(1)	Classic Value Fund. The Adviser has contractually agreed to reimburse the fund for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.89% of the fund’s average net assets.

(2)	Classic Value Fund II. The Adviser has contractually agreed to reimburse the fund for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 0.89% of the fund’s average net assets.

(3)	Global Opportunities Fund. The Adviser has contractually agreed to reimburse the fund for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 1.05% of the fund’s average net assets.

(4)	International Classic Value Fund. The Adviser has contractually agreed to reimburse the fund for certain fund expenses (excluding transfer agent fees, 12b-1 fees, brokerage commissions, interest, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) that exceed 1.11% of the fund’s average net assets. This expense reimbursement shall continue in effect until April 30, 2009.

(5)	Small Cap Intrinsic Value. The Adviser contractually limited the Fund’s expenses (excluding 12b-1 and transfer agent fees) to 1.15% of the Fund’s average daily net assets until April 30, 2008.

(6)	U.S. Global Leaders Growth. Effective May 1, 2008, the Adviser agreed to voluntarily limit the Fund’s expenses (excluding transfer agent and 12b-1 fees) to 0.79% of the Fund’s average daily net assets and net operating expenses on Class A, B and C shares to 1.32% for Class A shares and 2.07% for Class B and Class C shares. The Adviser may terminate this limitation at any time.
Net Assets and Payments to the Adviser for
Funds that Changed Fiscal Year Ends in 2008

					Accounting and
	Net Assets (millions)		Advisory Fee (Net)		Legal Services Fees
	FYE	FPE	FYE	FPE	FYE	FPE
Fund	12-31-07	10-31-08	12-31-07	10-31-08	12-31-07	10-31-08
Balanced	$356.8	$705.2	$1,197,620	3,427,797	$23,511	74,906
Classic Value	$5,998.3	$2,665.3	$72,747,627	29,919,406	$1,059,992	$436,006
Classic Value II	$119.9	$43.1	$942,691	$407,935	$14,464	$7,931
Global Opportunities	$35.9	$71.0	$16,867	$564,434	$1,158	$30,270
International Classic Value	$28.2	$13.0	$167,255	$11,619	$3,632	$2,329
Large Cap Equity	$1,784.6	$1,777.8	$6,450,574	$13,727,299	$118,189	$273,902
Small Cap Intrinsic Value	$518.8	$228.1	$2,617,767	$3,532,621	$29,521	$47,376
Sovereign Investors	$852.7	$555.3	$5,360,276	$3,632,478	$116,220	$73,616
U.S. Global Leaders Growth	$1,252.4	$723.3	$10,004,470	$6,035,967	$186,866	$109,110
Information Concerning Comparable Funds
     As shown below, certain Funds have similar investment objectives and policies. The previous table shows information regarding the amount of assets under management of these Funds, advisory fee rates and whether the Adviser has waived fees or reimbursed expenses. Other than the groups of Funds shown below, the Adviser does not manage other funds with the same investment objectives and policies.
     Large Cap Funds — the following Funds invest primarily in the equity securities of large cap companies:
     Large Cap Equity
     Large Cap Select

     Small Cap Funds — the following Funds invest primarily in the equity securities of small cap companies.
     Small Cap
     Small Cap Equity
     Small Cap Intrinsic Value
     Value Funds — the following Funds invest primarily in the equity securities of U.S. companies that the Funds’ subadvisers believe to be under-valued:
     Classic Value
     Classic Value Fund II

APPENDIX E
JOHN HANCOCK FUNDS
CLASS                      SHARES
FORM OF
DISTRIBUTION PLAN PURSUANT TO RULE 12b-1
                     ___,                     , as amended                      ___, 2009
     WHEREAS, John Hancock                                          (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and offers for public sale shares of beneficial interest in several series (each series a “Fund”);
     WHEREAS, the shares of beneficial interest of each Fund are divided into one or more classes, one of which is designated Class                     ;
     WHEREAS, the Trust desires to adopt a plan pursuant to Rule 12b-1 under the 1940 Act for the Class                      shares, and the Board of Trustees has determined that there is a reasonable likelihood that adoption of said plan will benefit the Class                      and its shareholders; and
     WHEREAS, the Trust has entered into a Distribution Agreement with John Hancock Funds, LLC (“John Hancock”) pursuant to which John Hancock has agreed to serve as Distributor of the Class                      shares of each Fund of the Trust;
     NOW, THEREFORE, the Trust, with respect to the Class                      shares, hereby adopts this Plan Pursuant to Rule 12b-1 (“Plan”) in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:
     1. This Plan applies to the Fund(s) listed on Schedule A.
     2. A. The Class                      shares of each Fund shall pay to John Hancock, as compensation for distribution of Class                      shares and/or for providing services to Class                      shareholders, a fee at the rate specified for that Fund on Schedule A, such fee to be calculated and accrued and paid daily or at such other intervals as the Board shall determine.
          B. The distribution and service fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, provided that, so long as the limitations set forth in Rule 2830 of the Conduct Rules (“Rule 2830”) of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers, Inc.) remain in effect and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest. Amounts expended in support of the activities described in Paragraph 3.B. of this Plan may be excluded in determining whether expenditures under the Plan exceed the appropriate percentage of new gross assets specified in Rule 2830. Amounts expended in support of the activities described in Paragraph 3.B. of this Plan will not exceed 0.25% of the Fund’s average daily net assets attributable to Class                      shares.
     3. A. As Distributor of the Trust’s shares, John Hancock may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Class                      shares of the Funds, including, but not limited to, (i) compensation to selling firms and others (including affiliates of John Hancock) that engage in or support the sale of Class                      shares of the Funds; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Class                      shares of the Funds. John Hancock may use service fees to compensate selling firms and others for providing personal and account maintenance services to shareholders.

          B. John Hancock may spend such amounts as it deems appropriate on the administration and servicing of Class                      shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service Class                      shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.
     4. Amounts paid to the John Hancock by Class                      shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by a vote of a majority of the Trustees. From time to time, a Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of each such participating Fund.
     5. Each Fund pays, and will continue to pay, a management fee to John Hancock Advisers, LLC (“JHA”) pursuant to a management agreement between the Fund and JHA. It is recognized that JHA may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Class                      shares, including the activities referred to in Paragraph 3 above. To the extent that the payment of management fees by the Fund to JHA should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class                      shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
     6. This Plan shall take effect on                                          ___,                       and shall continue in effect with respect to each Fund for successive periods of one year from its execution for so long as such continuance is specifically approved with respect to such Fund at least annually together with any related agreements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Rule 12b-1 Trustees”), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Trustees who approve the implementation or continuation of the Plan have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.
     7. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any related agreement shall provide to the Trust’s Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
     8. This Plan may be terminated without penalty with respect to a Fund at any time (a) by the vote of a majority of the Fund’s Board of Trustees, Independent Trustees, or by a vote of a majority of the Fund’s outstanding Class                      shares, or (b) upon 60 days’ written notice to John Hancock. John Hancock may terminate the Plan without penalty with respect to any Fund upon 60 days’ written notice to the Fund.
     9. This Plan may not be amended to increase materially the amount of fees to be paid by any Fund hereunder unless such amendment is approved by a vote of a majority of the outstanding securities (as defined in the 1940 Act) of the Class                      shares of that Fund, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided in Paragraph 6 hereof for annual approval.
     10. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of Trustees who are themselves not interested persons.
     11. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.

     IN WITNESS WHEREOF, the Trust has executed this Plan, as amended, pursuant to Rule 12b-1 as of the day and year set forth below.

JOHN HANCOCK
By:
Name
Title

Agreed and assented to:
JOHN HANCOCK FUNDS, LLC

By:
Name
Title
DATE:                                          ___,                     , as amended                                           ___, 2009

APPENDIX F
OUTSTANDING SHARES AND SHARE OWNERSHIP
     This table shows, as of the Record Date, the number of shares of each class of each Fund eligible to be voted at the Meeting. Certain Funds have issued Class NAV shares, which are held primarily by other investment companies managed by the Adviser or its affiliates.

Fund	Share Class	Number of Eligible Shares
Balanced	Class A Class B Class C Class I Class R Class R1 Class R2 Class R3 Class R4 Class R5

Bond	Class A Class B Class C Class I Class R1

California Tax-Free Income	Class A Class B Class C

Classic Value	Class A Class B Class C Class I Class R1

Classic Value II	Class A Class B Class C Class I Class R1

Financial Industries	Class A Class B Class C Class I

Global Opportunities	Class A Class B Class C Class I Class NAV

Global Real Estate	Class A Class B Class C

Government Income	Class A Class B Class C

Fund	Share Class	Number of Eligible Shares
Greater China Opportunities	Class A Class B Class C Class I Class NAV

Health Sciences	Class A Class B Class C

High Yield	Class A Class B Class C Class I

High Yield Municipal Bond	Class A Class B Class C

Investment Grade Bond	Class A Class B Class C Class I

International Classic Value	Class A Class B Class C Class I Class NAV

Large Cap Equity	Class A Class B Class C Class I

Large Cap Select	Class A Class B Class C Class I Class R1

Massachusetts Tax-Free Income	Class A Class B Class C

Mid Cap Equity	Class A Class B Class C Class I

Money Market	Class A Class B Class C

Regional Bank	Class A Class B Class C

New York Tax-Free Income	Class A Class B Class C

Small Cap	Class A Class B Class C Class I

Fund	Share Class	Number of Eligible Shares
Small Cap Equity	Class A Class B Class C Class I Class R1

Small Cap Intrinsic Value	Class A Class B Class C Class I Class NAV

Sovereign Investors	Class A Class B Class C Class I Class R1

Strategic Income	Class A Class B Class C Class I Class R1

Tax-Free Bond	Class A Class B Class C

U. S. Global Leaders Growth	Class A Class B Class C Class I Class R1
     Set forth below for each Fund is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of the Fund as of the Record Date.

Record or
	Share	Shareholder		Number of	% of	Beneficial
Fund	Class	Name	Address	Shares	Ownership	Ownership

     As of the Record Date, the Trustees and officers of the Trusts, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds, except for [  ], who owned [  ]% of the Class [  ] shares of the                                          Fund.

33 Vote this proxy card TODAY! Your prompt response will save the expense PROXY TABULATOR of additional mailings P.O. BOX 859232 BRAINTREE, MA 02185-9232 CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions. LOG-ON: Vote on the internet at www.jhfunds.com/proxy and follow the on-screen instructions. MAIL: Return the signed proxy card in the enclosed envelope. JOHN HANCOCK FUNDS PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST FUND NAME The undersigned hereby appoints Keith F. Hartstein, Gordon Shone and Thomas M. Kinzler, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund referenced above with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009 at 2:00 p.m. (Eastern time), and at any adjournments or postponements thereof. The undersigned acknowledges receipt of the Notice of Special Joint Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting. This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated ___Signature(s) (Title(s), if applicable)(Sign in the Box) NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly each holder should sign. If signing is by attorney, executor, administrator, trustee, or guarding please give full title. JHF-PXC 0409 ?>

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL. FOR all nominees listed WITHHOLDPlease fill in box(es) as shown using black or blue ink or number 2 pencil. . (except as noted on the line at left) authority to vote for all PLEASE DO NOT USE FINE POINT PENS. nominees 1.Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts): 3 3(01) James R. Boyle (05) Deborah Jackson (09) Patti McGill Peterson (02) John G. Vrysen (06) Charles L. Ladner (10) Steven R. Pruchansky (03) James F. Carlin (07) Stanley Martin (11) Gregory A. Russo (04) William H. Cunningham (08) John A. Moore (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) FOR AGAINST ABSTAIN Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC 2.3 3 3 (all Funds). Approval of the following changes to fundamental investment restrictions (See Proxy Statement for 3. Fund(s) voting on this Proposal): Revise: 3(a) Concentration; 3 3 3 3(b) Diversification; 3 3 3 3(c) Underwriting; 3 3 3 3(d) Real Estate; 3 3 3 3(e) Loans; and 3 3 3 3(f) Senior Securities. 3 3 3 Eliminate: 3(g) Oil, Gas & Mineral Programs; 3 3 3 3(h) Investment to Exercise Control; 3 3 3 3(i) Trustee and Officer Ownership; 3 3 3 3(j) Margin Investment; Short Selling; 3 3 3 3(k) Restricted Securities; 3 3 3 3(l) Pledging Assets; 3 3 3 3(m) Unseasoned Companies; 3 3 3 3(n) Loans to Trust Officers & Trustees; and 3 3 3 3(o) Warrants. 3 3 3 Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from 4.3 3 3 “reimbursement” to “compensation” Plans (All Fund Classes Except Classes I and NAV). Proposal adopting a manager of manager structure (All Funds Except Classic Value II, International 5.3 3 3 Classic Value, and Small Cap Funds).6.Revision to merger approval requirements (all Trusts).3 3 3 PLEASE SIGN ON REVERSE SIDE JHF-PXC-0409